UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2014

MFS® GLOBAL EQUITY FUND

LGE-ANN

MFS® GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy stands on much firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The U.S. Federal Reserve has ended its “QE3”

bond-purchasing program as the labor market has regained momentum amid other positive indicators. Improved consumer confidence and falling gasoline prices are expected to continue propelling demand for products and services heading into the end of the year.

In contrast, all other major economic regions continue to struggle. The eurozone economy is barely expanding, and deflation threatens the bloc. The European Central Bank has made several attempts to stimulate the region’s economy, but has so far held back from large-scale asset purchases, including government bonds.

Japan continues to try to strengthen its economy. After making early progress at ending deflation and stimulating growth last year, the country hit a setback last spring when the sales tax increase was introduced, causing the need for recent additional monetary stimulus. China continues to struggle, and its growth rate is projected to continue to slow as it transitions to a more sustainable economy.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

December 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Walt Disney Co.	3.2%
Nestle S.A.	2.6%
Reckitt Benckiser Group PLC	2.6%
Time Warner, Inc.	2.5%
Honeywell International, Inc.	2.5%
Linde AG	2.5%
Bayer AG	2.4%
State Street Corp.	2.3%
Thermo Fisher Scientific, Inc.	2.3%
Accenture PLC, “A”	2.2%

Equity sectors
Consumer Staples	17.3%
Financial Services	16.1%
Health Care	13.4%
Leisure	11.2%
Industrial Goods & Services	8.6%
Basic Materials	7.1%
Technology	6.3%
Retailing	6.2%
Special Products & Services	4.7%
Transportation	3.9%
Energy	3.0%
Autos & Housing	1.1%

Issuer country weightings (x)
United States	54.9%
United Kingdom	9.6%
Switzerland	8.2%
France	8.0%
Germany	7.2%
Netherlands	2.4%
Canada	2.1%
Japan	1.7%
Brazil	1.0%
Other Countries	4.9%

Currency exposure weightings (y)
United States Dollar	57.7%
Euro	18.3%
British Pound Sterling	9.6%
Swiss Franc	8.2%
Japanese Yen	1.7%
Brazilian Real	1.0%
Swedish Krona	0.9%
Danish Krone	0.8%
South Korean Won	0.6%
Other Currencies	1.2%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 10/31/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2014, Class A shares of the MFS Global Equity Fund (“fund”) provided a total return of 6.50%, at net asset value. This compares with a return of 9.25% for the fund’s benchmark, the MSCI World Index.

Market Environment

Prior to the reporting period, the decision by the US Federal Reserve (“Fed”) to postpone the tapering of its quantitative easing (“QE”) program surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government (from October 1 through 16, 2013) and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

As the period progressed, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends and the related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection in the consumer staples sector was a primary factor that detracted from performance relative to the MSCI World Index. Within this sector, the fund’s overweight positions in spirits producer Diageo (United Kingdom), consumer products manufacturer Svenska Cellulosa Aktiebolaget (Sweden) and dairy producer Danone (France) weighed on relative performance as all three stocks performed poorly during the period. Shares of Diageo came under pressure as the company faced slowing demand in North America and the Emerging Markets throughout the period.

The combination of an underweight position and weak stock selection in the technology sector was another detractor from relative returns. Not holding personal electronics maker Apple (United States) and software company Microsoft (United States) hampered results as both stocks delivered strong performance during the period. Apple continued to benefit from strong demand for its iPhone products including the release of its newest version, the iPhone 6, late in the period. Investors

4

Management Review – continued

appeared to have viewed Microsoft more favorably after the company underwent a reorganization to become more cloud-technology focused and efficiently run.

Stock selection in the health care sector also lowered relative performance. However, there were no individual stocks within this sector that were among the largest detractors during the period.

Elsewhere, the fund’s overweight position in Standard Chartered (United Kingdom) weighed on relative performance. Shares of the banking firm declined significantly late in the period after the firm reported its interim management statement for the third quarter which showed disappointing profits driven by higher costs and impairment charges. Some investors also appeared to have been concerned about the quality of Standard Chartered capital relative to other banks. Additionally, overweight positions in luxury goods companies, LVMH Moet Hennessy Louis Vuitton (France) and Compagnie Financiere Richemont (Switzerland), industrial gas supplier Linde (Germany) and communications service provider WPP Group (United Kingdom) negatively impacted relative returns as all four stocks underperformed during the period.

Contributors to Performance

Stock selection in the leisure sector benefited relative results. Within this sector the fund’s overweight positions in diversified entertainment company Walt Disney (United States) and media company Time Warner (United States) boosted relative performance as both stocks outperformed the benchmark during the period. Shares of Walt Disney performed well, helped by exceptionally strong box office results of its hit animation film, “Frozen”, as well as strong earnings growth in its cable networks. Time Warner benefited from better-than-expected earnings throughout the period. Additionally, the company announced the spinoff of its publishing unit Time Inc., effective June 6, 2014, which appeared to have been viewed by investors as a generally positive move. The stock also got a boost from strong box office results of its new film, “Godzilla”, with $93.2 million US domestic sales in its opening weekend.

An underweight allocation to the energy sector, and the combination of an underweight position and stock selection in the autos & housing sector, supported relative results as both sectors underperformed the overall benchmark. However, there were no individual stocks within either sector that were among the fund’s top relative contributors.

Elsewhere, the fund’s overweight position in railroad company Canadian National Railway (Canada) aided relative results as the company continued to benefit from favorable demand and pricing throughout the period. Other individual stocks that supported relative performance included medical device and electronics manufacturer Hoya (Japan), life sciences supply company Thermo Fisher Scientific (United States), global payments technology company Visa (United States), diversified technology company 3M (United States), bank holding company Bank of New York Mellon (United States), pharmaceutical company Bayer (Germany) and automotive part retailer AutoZone (United States). Relative results were positively impacted as all seven stocks delivered strong performance during the period.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of

5

Management Review – continued

securities denominated in foreign currencies, benefited relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 10/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 10/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	6.50%	13.01%	8.99%	N/A
B	12/29/86	5.68%	12.16%	8.17%	N/A
C	1/03/94	5.70%	12.17%	8.18%	N/A
I	1/02/97	6.74%	13.29%	9.26%	N/A
R1	4/01/05	5.70%	12.19%	N/A	7.61%
R2	10/31/03	6.21%	12.75%	8.66%	N/A
R3	4/01/05	6.49%	13.01%	N/A	8.41%
R4	4/01/05	6.74%	13.28%	N/A	8.69%
R5	6/01/12	6.84%	N/A	N/A	19.86%
Comparative benchmark
MSCI World Index (f)		9.25%	12.02%	7.52%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		0.38%	11.68%	8.35%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		1.68%	11.90%	8.17%	N/A
C With CDSC (1% for 12 months) (v)		4.70%	12.17%	8.18%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

8

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2014 through October 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During Period (p) 5/01/14-10/31/14
A	Actual	1.23%	$1,000.00	$1,006.25	$6.22
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
B	Actual	1.98%	$1,000.00	$1,002.44	$9.99
	Hypothetical (h)	1.98%	$1,000.00	$1,015.22	$10.06
C	Actual	1.99%	$1,000.00	$1,002.54	$10.04
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
I	Actual	0.99%	$1,000.00	$1,007.49	$5.01
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R1	Actual	1.99%	$1,000.00	$1,002.49	$10.04
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
R2	Actual	1.49%	$1,000.00	$1,004.96	$7.53
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
R3	Actual	1.24%	$1,000.00	$1,006.28	$6.27
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R4	Actual	0.99%	$1,000.00	$1,007.36	$5.01
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R5	Actual	0.89%	$1,000.00	$1,008.04	$4.50
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

10/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%
Issuer	Shares/Par	Value ($)

Aerospace - 5.2%
Honeywell International, Inc.	515,934	$49,591,574
MTU Aero Engines AG	146,484	12,825,786
United Technologies Corp.	381,937	40,867,259

		$103,284,619
Alcoholic Beverages - 6.0%
AmBev S.A.	1,440,406	$9,533,338
Carlsberg Group	171,630	15,112,802
Diageo PLC	1,452,929	42,719,725
Heineken N.V.	317,797	23,731,557
Pernod Ricard S.A.	239,221	27,228,999

		$118,326,421
Apparel Manufacturers - 3.6%
Burberry Group PLC	482,886	$11,826,558
Compagnie Financiere Richemont S.A.	238,225	20,042,939
LVMH Moet Hennessy Louis Vuitton S.A.	212,494	36,041,926
NIKE, Inc., “B”	42,103	3,914,316

		$71,825,739
Automotive - 1.1%
Delphi Automotive PLC	252,475	$17,415,726
Harley-Davidson, Inc.	58,020	3,811,914

		$21,227,640
Broadcasting - 8.3%
Omnicom Group, Inc.	254,403	$18,281,400
Time Warner, Inc.	624,250	49,609,148
Viacom, Inc., “B”	88,602	6,439,593
Walt Disney Co.	687,565	62,829,690
WPP Group PLC	1,363,894	26,574,583

		$163,734,414
Brokerage & Asset Managers - 2.0%
Deutsche Boerse AG	150,391	$10,273,090
Franklin Resources, Inc.	516,731	28,735,411

		$39,008,501
Business Services - 4.7%
Accenture PLC, “A”	532,557	$43,201,024
Adecco S.A.	247,859	16,757,499

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Brenntag AG	156,910	$7,589,986
Compass Group PLC	1,465,646	23,586,615
NOW, Inc. (a)	71,791	2,158,037

		$93,293,161
Cable TV - 1.3%
British Sky Broadcasting Group PLC	719,080	$10,191,767
Time Warner Cable, Inc.	110,792	16,309,690

		$26,501,457
Chemicals - 1.9%
3M Co.	238,127	$36,616,789

Computer Software - 2.5%
Check Point Software Technologies Ltd. (a)	121,575	$9,026,944
Dassault Systemes S.A.	64,727	4,101,866
Oracle Corp.	910,570	35,557,759

		$48,686,569
Consumer Products - 6.0%
Colgate-Palmolive Co.	411,336	$27,510,152
International Flavors & Fragrances, Inc.	147,861	14,660,418
Procter & Gamble Co.	81,874	7,145,144
Reckitt Benckiser Group PLC	608,375	51,093,918
Svenska Cellulosa Aktiebolaget	846,506	18,926,774

		$119,336,406
Electrical Equipment - 3.3%
Amphenol Corp., “A”	275,954	$13,957,753
Legrand S.A.	410,879	22,109,506
Rockwell Automation, Inc.	44,044	4,948,343
Schneider Electric S.A.	319,710	25,192,532

		$66,208,134
Electronics - 2.7%
Altera Corp.	260,750	$8,961,978
Hoya Corp.	540,500	19,760,345
Microchip Technology, Inc.	294,696	12,704,345
Samsung Electronics Co. Ltd.	9,953	11,530,130

		$52,956,798
Energy - Independent - 0.5%
INPEX Corp.	696,200	$8,923,434

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 5.3%
Danone S.A.	498,253	$33,854,195
Kellogg Co.	310,993	19,891,112
Nestle S.A.	700,511	51,256,015

		$105,001,322
Food & Drug Stores - 0.2%
Lawson, Inc.	61,900	$4,232,272

Gaming & Lodging - 0.4%
Sands China Ltd.	290,000	$1,806,155
William Hill PLC	1,093,706	6,307,313

		$8,113,468
General Merchandise - 0.2%
Target Corp.	63,380	$3,918,152

Insurance - 0.4%
Swiss Re Ltd.	88,025	$7,108,603

Internet - 0.6%
eBay, Inc. (a)	220,040	$11,552,100

Major Banks - 5.9%
Bank of New York Mellon Corp.	829,329	$32,111,619
Goldman Sachs Group, Inc.	130,058	24,709,719
Standard Chartered PLC	994,324	14,945,466
State Street Corp.	608,330	45,904,582

		$117,671,386
Medical Equipment - 8.7%
DENTSPLY International, Inc.	315,406	$16,013,163
Medtronic, Inc.	402,963	27,465,958
Sonova Holding AG	95,282	14,834,738
St. Jude Medical, Inc.	405,311	26,008,807
Stryker Corp.	285,595	24,998,130
Thermo Fisher Scientific, Inc.	383,901	45,135,241
Waters Corp. (a)	168,907	18,714,896

		$173,170,933
Network & Telecom - 0.6%
Cisco Systems, Inc.	498,452	$12,197,120

Oil Services - 2.5%
National Oilwell Varco, Inc.	166,571	$12,099,717
Saipem S.p.A. (a)	360,030	5,639,645

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - continued
Schlumberger Ltd.	331,502	$32,705,987

		$50,445,349
Other Banks & Diversified Financials - 7.8%
American Express Co.	346,221	$31,142,579
Credicorp Ltd.	30,497	4,910,017
Erste Group Bank AG	302,374	7,695,865
Grupo Financiero Banorte S.A. de C.V.	1,083,631	6,951,815
Itau Unibanco Holding S.A., ADR	715,776	10,564,854
Julius Baer Group Ltd.	261,223	11,424,688
Kasikornbank PLC	1,086,580	7,966,819
Komercni Banka A.S.	17,195	3,683,174
Sberbank of Russia, ADR	456,330	3,463,545
UBS AG	1,340,146	23,260,862
Visa, Inc., “A”	178,839	43,177,100

		$154,241,318
Pharmaceuticals - 4.7%
Bayer AG	327,596	$46,574,280
Johnson & Johnson	135,980	14,655,924
Merck KGaA	177,202	16,003,914
Roche Holding AG	50,574	14,912,273

		$92,146,391
Railroad & Shipping - 2.3%
Canadian National Railway Co.	586,772	$41,414,368
Kuehne + Nagel International AG	29,211	3,801,088

		$45,215,456
Restaurants - 1.2%
McDonald’s Corp.	227,223	$21,297,612
Whitbread PLC	39,178	2,735,052

		$24,032,664
Specialty Chemicals - 5.2%
Akzo Nobel N.V.	355,063	$23,586,651
L’Air Liquide S.A.	87,962	10,609,597
Linde AG	264,542	48,781,815
Praxair, Inc.	164,279	20,697,511

		$103,675,574
Specialty Stores - 2.2%
AutoZone, Inc. (a)	35,198	$19,482,797
Sally Beauty Holdings, Inc. (a)	500,682	14,674,989

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - continued
Urban Outfitters, Inc. (a)	310,330	$9,421,619

		$43,579,405
Trucking - 1.6%
United Parcel Service, Inc., “B”	309,167	$32,434,710
Total Common Stocks (Identified Cost, $1,438,466,661)		$1,958,666,305

Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	15,193,238	$15,193,238
Total Investments (Identified Cost, $1,453,659,899)		$1,973,859,543

Other Assets, Less Liabilities - 0.3%		5,854,784
Net Assets - 100.0%		$1,979,714,327

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,438,466,661)	$1,958,666,305
Underlying affiliated funds, at cost and value	15,193,238
Total investments, at value (identified cost, $1,453,659,899)	$1,973,859,543
Receivables for
Investments sold	5,202,199
Fund shares sold	3,244,342
Interest and dividends	2,826,054
Total assets	$1,985,132,138
Liabilities
Payables for
Investments purchased	$1,452,923
Fund shares reacquired	2,200,094
Payable to affiliates
Investment adviser	79,398
Shareholder servicing costs	1,113,172
Distribution and service fees	18,446
Payable for independent Trustees’ compensation	10,601
Deferred country tax expense payable	341,443
Accrued expenses and other liabilities	201,734
Total liabilities	$5,417,811
Net assets	$1,979,714,327
Net assets consist of
Paid-in capital	$1,436,157,678
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $341,443 deferred country tax)	519,777,884
Accumulated net realized gain (loss) on investments and foreign currency	8,257,026
Undistributed net investment income	15,521,739
Net assets	$1,979,714,327
Shares of beneficial interest outstanding	55,663,788

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$592,610,370	16,715,784	$35.45
Class B	26,117,663	795,180	32.84
Class C	111,902,354	3,541,455	31.60
Class I	681,258,698	18,749,131	36.34
Class R1	3,776,187	117,387	32.17
Class R2	57,257,501	1,662,270	34.45
Class R3	90,863,739	2,579,378	35.23
Class R4	109,066,596	3,064,125	35.59
Class R5	306,861,219	8,439,078	36.36

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $37.61 [100 / 94.25 x $35.45]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$39,246,561
Interest	372,869
Dividends from underlying affiliated funds	23,169
Foreign taxes withheld	(2,047,154)
Total investment income	$37,595,445
Expenses
Management fee	$15,717,676
Distribution and service fees	3,208,217
Shareholder servicing costs	1,682,621
Administrative services fee	252,114
Independent Trustees’ compensation	34,078
Custodian fee	305,289
Shareholder communications	78,081
Audit and tax fees	71,150
Legal fees	18,187
Miscellaneous	238,170
Total expenses	$21,605,583
Fees paid indirectly	(27)
Reduction of expenses by investment adviser and distributor	(104,150)
Net expenses	$21,501,406
Net investment income	$16,094,039
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $85,139 country tax)	$19,932,439
Foreign currency	(156,131)
Net realized gain (loss) on investments and foreign currency	$19,776,308
Change in unrealized appreciation (depreciation)
Investments (net of $320,169 increase in deferred country tax)	$82,161,262
Translation of assets and liabilities in foreign currencies	(91,568)
Net unrealized gain (loss) on investments and foreign currency translation	$82,069,694
Net realized and unrealized gain (loss) on investments and foreign currency	$101,846,002
Change in net assets from operations	$117,940,041

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2014	2013
Change in net assets
From operations
Net investment income	$16,094,039	$9,569,524
Net realized gain (loss) on investments and foreign currency	19,776,308	18,345,691
Net unrealized gain (loss) on investments and foreign currency translation	82,069,694	273,914,639
Change in net assets from operations	$117,940,041	$301,829,854
Distributions declared to shareholders
From net investment income	$(7,871,999)	$(9,500,116)
From net realized gain on investments	(15,876,404)	(2,356,443)
Total distributions declared to shareholders	$(23,748,403)	$(11,856,559)
Change in net assets from fund share transactions	$237,877,856	$513,286,536
Total change in net assets	$332,069,494	$803,259,831
Net assets
At beginning of period	1,647,644,833	844,385,002
At end of period (including undistributed net investment income of $15,521,739 and $7,339,607, respectively)	$1,979,714,327	$1,647,644,833

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$33.74	$26.46	$23.79	$23.14	$20.30
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.22	$0.23	$0.20	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	7.40	2.78	0.55	2.88
Total from investment operations	$2.16	$7.62	$3.01	$0.75	$3.02
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.27)	$(0.19)	$(0.10)	$(0.18)
From net realized gain on investments	(0.32)	(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.45)	$(0.34)	$(0.34)	$(0.10)	$(0.18)
Net asset value, end of period (x)	$35.45	$33.74	$26.46	$23.79	$23.14
Total return (%) (r)(s)(t)(x)	6.50	29.12	12.96	3.23	14.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.29	1.34	1.37	1.43
Expenses after expense reductions (f)	1.22	1.29	1.34	1.37	1.43
Net investment income	0.75	0.71	0.93	0.82	0.63
Portfolio turnover	11	11	13	16	26
Net assets at end of period (000 omitted)	$592,610	$512,447	$344,016	$310,964	$305,179

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$31.40		$24.64	$22.13	$21.61	$18.97
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.01)	$0.04	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.76		6.92	2.62	0.51	2.69
Total from investment operations	$1.76		$6.91	$2.66	$0.52	$2.67
Less distributions declared to shareholders
From net investment income	$—		$(0.08)	$—	$—	$(0.03)
From net realized gain on investments	(0.32)		(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.32)		$(0.15)	$(0.15)	$—	$(0.03)
Net asset value, end of period (x)	$32.84		$31.40	$24.64	$22.13	$21.61
Total return (%) (r)(s)(t)(x)	5.68		28.19	12.13	2.41	14.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98		2.04	2.09	2.12	2.18
Expenses after expense reductions (f)	1.98		2.04	2.09	2.12	2.18
Net investment income (loss)	(0.01)		(0.02)	0.16	0.06	(0.12)
Portfolio turnover	11		11	13	16	26
Net assets at end of period (000 omitted)	$26,118		$24,395	$18,799	$20,797	$25,796

Class C	Years ended 10/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$30.22		$23.75	$21.37	$20.87	$18.35
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.02)	$0.04	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.70		6.66	2.53	0.49	2.60
Total from investment operations	$1.70		$6.64	$2.57	$0.50	$2.58
Less distributions declared to shareholders
From net investment income	$—		$(0.10)	$(0.04)	$—	$(0.06)
From net realized gain on investments	(0.32)		(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.32)		$(0.17)	$(0.19)	$—	$(0.06)
Net asset value, end of period (x)	$31.60		$30.22	$23.75	$21.37	$20.87
Total return (%) (r)(s)(t)(x)	5.70		28.15	12.17	2.40	14.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98		2.04	2.09	2.12	2.18
Expenses after expense reductions (f)	1.98		2.04	2.09	2.12	2.18
Net investment income (loss)	(0.00)		(0.06)	0.17	0.07	(0.11)
Portfolio turnover	11		11	13	16	26
Net assets at end of period (000 omitted)	$111,902		$74,448	$32,071	$28,756	$28,424

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 10/31
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$34.56		$27.09		$24.35	$23.68	$20.76
Income (loss) from investment operations
Net investment income (d)	$0.35		$0.30		$0.30	$0.27	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	1.95		7.58		2.85	0.55	2.94
Total from investment operations	$2.30		$7.88		$3.15	$0.82	$3.15
Less distributions declared to shareholders
From net investment income	$(0.20)		$(0.34)		$(0.26)	$(0.15)	$(0.23)
From net realized gain on investments	(0.32)		(0.07)		(0.15)	—	—
Total distributions declared to shareholders	$(0.52)		$(0.41)		$(0.41)	$(0.15)	$(0.23)
Net asset value, end of period (x)	$36.34		$34.56		$27.09	$24.35	$23.68
Total return (%) (r)(s)(x)	6.77		29.44		13.26	3.47	15.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98		1.04		1.09	1.12	1.17
Expenses after expense reductions (f)	0.98		1.04		1.09	1.12	1.17
Net investment income	0.99		0.98		1.18	1.08	0.96
Portfolio turnover	11		11		13	16	26
Net assets at end of period (000 omitted)	$681,259		$638,111		$356,027	$281,561	$159,723

Class R1	Years ended 10/31
	2014		2013		2012	2011	2010
Net asset value, beginning of period	$30.76		$24.13		$21.67	$21.16	$18.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.00	)(w)	$0.03	$0.01	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	1.73		6.76		2.59	0.50	2.64
Total from investment operations	$1.73		$6.76		$2.62	$0.51	$2.62
Less distributions declared to shareholders
From net investment income	$—		$(0.06)		$(0.01)	$—	$(0.07)
From net realized gain on investments	(0.32)		(0.07)		(0.15)	—	—
Total distributions declared to shareholders	$(0.32)		$(0.13)		$(0.16)	$—	$(0.07)
Net asset value, end of period (x)	$32.17		$30.76		$24.13	$21.67	$21.16
Total return (%) (r)(s)(x)	5.70		28.17		12.23	2.41	14.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98		2.04		2.09	2.12	2.18
Expenses after expense reductions (f)	1.98		2.04		2.09	2.12	2.18
Net investment income (loss)	(0.01)		(0.01)		0.15	0.03	(0.12)
Portfolio turnover	11		11		13	16	26
Net assets at end of period (000 omitted)	$3,776		$3,718		$2,968	$3,581	$4,405

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$32.81	$25.76	$23.16	$22.55	$19.78
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.14	$0.16	$0.14	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	1.85	7.21	2.73	0.51	2.83
Total from investment operations	$2.02	$7.35	$2.89	$0.65	$2.91
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.23)	$(0.14)	$(0.04)	$(0.14)
From net realized gain on investments	(0.32)	(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.38)	$(0.30)	$(0.29)	$(0.04)	$(0.14)
Net asset value, end of period (x)	$34.45	$32.81	$25.76	$23.16	$22.55
Total return (%) (r)(s)(x)	6.24	28.82	12.71	2.90	14.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.54	1.59	1.62	1.68
Expenses after expense reductions (f)	1.48	1.54	1.59	1.62	1.68
Net investment income	0.49	0.48	0.65	0.58	0.37
Portfolio turnover	11	11	13	16	26
Net assets at end of period (000 omitted)	$57,258	$54,726	$30,799	$21,832	$21,201

Class R3	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$33.55	$26.32	$23.66	$23.02	$20.20
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.21	$0.22	$0.20	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.88	7.37	2.79	0.54	2.87
Total from investment operations	$2.14	$7.58	$3.01	$0.74	$3.01
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.28)	$(0.20)	$(0.10)	$(0.19)
From net realized gain on investments	(0.32)	(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.46)	$(0.35)	$(0.35)	$(0.10)	$(0.19)
Net asset value, end of period (x)	$35.23	$33.55	$26.32	$23.66	$23.02
Total return (%) (r)(s)(x)	6.49	29.11	12.99	3.21	14.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.29	1.34	1.37	1.43
Expenses after expense reductions (f)	1.23	1.29	1.34	1.37	1.43
Net investment income	0.74	0.67	0.91	0.83	0.65
Portfolio turnover	11	11	13	16	26
Net assets at end of period (000 omitted)	$90,864	$62,218	$21,664	$13,294	$13,903

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$33.87	$26.55	$23.88	$23.22	$20.37
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.31	$0.31	$0.25	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	1.89	7.42	2.77	0.56	2.90
Total from investment operations	$2.24	$7.73	$3.08	$0.81	$3.08
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.34)	$(0.26)	$(0.15)	$(0.23)
From net realized gain on investments	(0.32)	(0.07)	(0.15)	—	—
Total distributions declared to shareholders	$(0.52)	$(0.41)	$(0.41)	$(0.15)	$(0.23)
Net asset value, end of period (x)	$35.59	$33.87	$26.55	$23.88	$23.22
Total return (%) (r)(s)(x)	6.74	29.47	13.23	3.50	15.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.04	1.09	1.12	1.18
Expenses after expense reductions (f)	0.98	1.04	1.09	1.12	1.18
Net investment income	0.99	1.02	1.23	1.04	0.85
Portfolio turnover	11	11	13	16	26
Net assets at end of period (000 omitted)	$109,067	$90,239	$37,929	$15,009	$9,364

Class R5	Years ended 10/31
	2014	2013	2012 (i)
Net asset value, beginning of period	$34.58	$27.10	$24.19
Income (loss) from investment operations
Net investment income (d)	$0.42	$0.08	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.90	7.81	2.86
Total from investment operations	$2.32	$7.89	$2.91
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.34)	$—
From net realized gain on investments	(0.32)	(0.07)	—
Total distributions declared to shareholders	$(0.54)	$(0.41)	$—
Net asset value, end of period (x)	$36.36	$34.58	$27.10
Total return (%) (r)(s)(x)	6.84	29.50	12.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.95	1.04	(a)
Expenses after expense reductions (f)	0.90	0.95	1.04	(a)
Net investment income	1.16	0.24	0.50	(a)
Portfolio turnover	11	11	13
Net assets at end of period (000 omitted)	$306,861	$187,343	$112

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that

28

Notes to Financial Statements – continued

the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,065,638,608	$—	$—	$1,065,638,608
United Kingdom	189,980,996	—	—	189,980,996
Switzerland	163,398,706	—	—	163,398,706
France	159,138,621	—	—	159,138,621
Germany	142,048,871	—	—	142,048,871
Netherlands	47,318,208	—	—	47,318,208
Canada	41,414,368	—	—	41,414,368
Japan	—	32,916,051	—	32,916,051
Brazil	20,098,192	—	—	20,098,192
Other Countries	77,216,735	19,496,949	—	96,713,684
Mutual Funds	15,193,238	—	—	15,193,238
Total Investments	$1,921,446,543	$52,413,000	$—	$1,973,859,543

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $44,446,181 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable

29

Notes to Financial Statements – continued

to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2014, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

30

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/14	10/31/13
Ordinary income (including any short-term capital gains)	$11,159,040	$10,338,577
Long-term capital gain	12,589,363	1,517,982
Total distributions	$23,748,403	$11,856,559

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/14
Cost of investments	$1,464,632,477
Gross appreciation	537,224,565
Gross depreciation	(27,997,499)
Net unrealized appreciation (depreciation)	$509,227,066
Undistributed ordinary income	18,342,482
Undistributed long-term capital gains	16,419,453
Other temporary differences	(432,352)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/14	Year ended 10/31/13	Year ended 10/31/14	Year ended 10/31/13
Class A	$2,004,335	$3,594,377	$4,940,235	$944,700
Class B	—	59,127	254,927	53,481
Class C	—	140,166	855,561	95,739
Class I	3,750,145	4,676,953	6,042,277	997,993
Class R1	—	7,441	38,715	8,269
Class R2	100,419	295,466	534,211	91,145
Class R3	274,464	230,880	611,539	59,378
Class R4	548,426	494,284	874,936	105,442
Class R5	1,194,210	1,422	1,724,003	296
Total	$7,871,999	$9,500,116	$15,876,404	$2,356,443

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

Effective August 1, 2014, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $5 billion. This

32

Notes to Financial Statements – continued

written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2016. For the period August 1, 2014 to October 31, 2014, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2014, this management fee reduction amounted to $76,621, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.82% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $354,825 for the year ended October 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,431,757
Class B	0.75%	0.25%	1.00%	1.00%	260,515
Class C	0.75%	0.25%	1.00%	1.00%	992,303
Class R1	0.75%	0.25%	1.00%	1.00%	37,448
Class R2	0.25%	0.25%	0.50%	0.50%	290,306
Class R3	—	0.25%	0.25%	0.25%	195,888
Total Distribution and Service Fees					$3,208,217

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2014, this rebate amounted to $23,262, $450, $314, and $169 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased

33

Notes to Financial Statements – continued

prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2014, were as follows:

Amount
Class A	$5,964
Class B	25,849
Class C	18,762

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2014, the fee was $252,452, which equated to 0.0133% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,430,169.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.0133% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they

34

Notes to Financial Statements – continued

had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,024 and the Retirement Deferral plan resulted in an expense of $1,409. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $10,592 at October 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended October 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,211 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,334, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended October 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $318,769,258 and $199,514,706, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/14		Year ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,663,605	$162,562,958	5,417,195	$164,047,168
Class B	187,923	6,088,188	219,395	6,285,361
Class C	1,576,926	49,090,760	1,403,229	39,165,752
Class I	5,274,884	188,189,049	12,235,113	380,190,522
Class R1	22,034	703,196	33,283	916,330
Class R2	450,121	15,325,142	809,948	23,603,271
Class R3	1,401,952	48,487,960	1,444,356	44,047,519
Class R4	995,971	34,908,235	2,036,371	61,711,437
Class R5	3,603,836	124,805,012	5,514,585	183,266,071
	18,177,252	$630,160,500	29,113,475	$903,233,431

Shares issued to shareholders in reinvestment of distributions
Class A	189,505	$6,263,145	151,060	$4,123,932
Class B	7,859	242,225	4,184	106,995
Class C	22,188	657,882	7,988	196,595
Class I	257,058	8,688,558	182,329	5,085,164
Class R1	1,282	38,715	627	15,710
Class R2	18,364	590,958	14,036	373,346
Class R3	26,979	886,003	10,695	290,258
Class R4	42,989	1,423,362	21,936	599,726
Class R5	86,338	2,918,213	62	1,718
	652,562	$21,709,061	392,917	$10,793,444

Shares reacquired
Class A	(3,323,643)	$(116,412,180)	(3,382,547)	$(100,243,459)
Class B	(177,551)	(5,757,489)	(209,463)	(5,847,864)
Class C	(521,323)	(16,241,826)	(298,063)	(8,086,384)
Class I	(5,247,078)	(188,139,144)	(7,096,963)	(233,248,932)
Class R1	(26,792)	(853,045)	(36,062)	(987,166)
Class R2	(474,131)	(16,153,925)	(351,451)	(10,213,477)
Class R3	(704,159)	(24,438,381)	(423,628)	(12,878,899)
Class R4	(639,341)	(22,390,341)	(822,218)	(25,950,034)
Class R5	(668,591)	(23,605,374)	(101,286)	(3,284,124)
	(11,782,609)	$(413,991,705)	(12,721,681)	$(400,740,339)

36

Notes to Financial Statements – continued

	Year ended 10/31/14		Year ended 10/31/13
	Shares	Amount	Shares	Amount
Net change
Class A	1,529,467	$52,413,923	2,185,708	$67,927,641
Class B	18,231	572,924	14,116	544,492
Class C	1,077,791	33,506,816	1,113,154	31,275,963
Class I	284,864	8,738,463	5,320,479	152,026,754
Class R1	(3,476)	(111,134)	(2,152)	(55,126)
Class R2	(5,646)	(237,825)	472,533	13,763,140
Class R3	724,772	24,935,582	1,031,423	31,458,878
Class R4	399,619	13,941,256	1,236,089	36,361,129
Class R5	3,021,583	104,117,851	5,413,361	179,983,665
	7,047,205	$237,877,856	16,784,711	$513,286,536

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2014, the fund’s commitment fee and interest expense were $7,370 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	20,403,361	285,553,353	(290,763,476)	15,193,238

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$23,169	$15,193,238

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Fund (the Fund) (one of the series constituting MFS Series Trust VI) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Fund (one of the series constituting MFS Series Trust VI) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 18, 2014

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

42

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Mannheim Roger Morley

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

44

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

45

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion, and that MFS has agreed in writing to implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates

46

Board Review of Investment Advisory Agreement – continued

under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $16,895,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 71.50% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

48

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2014

MFS® GLOBAL TOTAL RETURN FUND

MWT-ANN

MFS® GLOBAL TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy stands on much firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The U.S. Federal Reserve has ended its “QE3”

bond-purchasing program as the labor market has regained momentum amid other positive indicators. Improved consumer confidence and falling gasoline prices are expected to continue propelling demand for products and services heading into the end of the year.

In contrast, all other major economic regions continue to struggle. The eurozone economy is barely expanding, and deflation threatens the bloc. The European Central Bank has made several attempts to stimulate the region’s economy, but has so far held back from large-scale asset purchases, including government bonds.

Japan continues to try to strengthen its economy. After making early progress at ending deflation and stimulating growth last year, the country hit a setback last spring when the sales tax increase was introduced, causing the need for recent additional monetary stimulus. China continues to struggle, and its growth rate is projected to continue to slow as it transitions to a more sustainable economy.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

December 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Government of Japan, 1.1%, 6/20/20	2.1%
Government of Japan, 2.1%, 9/20/24	1.9%
KDDI Corp.	1.6%
Johnson & Johnson	1.5%
Republic of Italy, 3.75%, 3/01/21	1.4%
Wells Fargo & Co.	1.2%
Nestle S.A.	1.2%
Philip Morris International, Inc.	1.2%
Kao Corp.	1.1%
JPMorgan Chase & Co.	1.1%

Composition including fixed income credit quality (a)(i)
AAA	7.7%
AA	4.9%
A	8.2%
BBB	10.1%
U.S. Government	2.2%
Federal Agencies	3.0%
Not Rated	(0.3)%
Non-Fixed Income	59.2%
Cash & Other	5.0%

Equity sectors
Financial Services	11.9%
Consumer Staples	10.8%
Health Care	7.9%
Industrial Goods & Services	5.3%
Technology	3.7%
Utilities & Communications	3.3%
Leisure	3.1%
Energy	3.1%
Special Products & Services	3.0%
Basic Materials	2.4%
Retailing	2.0%
Transportation	1.4%
Autos & Housing	1.3%

Fixed income sectors (i)
Non-U.S. Government Bonds	20.6%
Investment Grade Corporates	8.2%
Mortgage-Backed Securities	2.7%
U.S. Treasury Securities	1.9%
Emerging Markets Bonds	1.1%
Commercial Mortgage-Backed Securities	0.7%
Collateralized Debt Obligations	0.3%
U.S. Government Agencies	0.3%
High Yield Corporates (o)	0.0%

Portfolio composition – continued

Issuer country weightings (i)(x)
United States	46.7%
Japan	12.6%
United Kingdom	8.8%
Germany	4.4%
Switzerland	4.3%
France	4.3%
Canada	3.0%
Netherlands	2.8%
Italy	2.3%
Other Countries	10.8%

Currency exposure weightings (i)(y)
United States Dollar	50.7%
Euro	16.6%
Japanese Yen	13.2%
British Pound Sterling	8.8%
Swiss Franc	4.0%
Canadian Dollar	2.1%
Australian Dollar	1.1%
Swedish Krona	0.9%
Taiwan Dollar	0.7%
Other Currencies	1.9%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 10/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2014, Class A shares of the MFS Global Total Return Fund (“fund”) provided a total return of 5.47%, at net asset value. This compares with returns of 9.25% and 0.22% for the fund’s benchmarks, the MSCI World Index and the Barclays Global Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (“Blended Index”), generated a total return of 5.62%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Prior to the reporting period, the decision by the US Federal Reserve (“Fed”) to postpone the tapering of its quantitative easing (“QE”) program surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government (from October 1 through 16, 2013) and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

As the period progressed, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends and the related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Within the equity portion of the fund, the combination of weak stock selection and an underweight position in the technology sector detracted from performance relative to the MSCI World Index. Not holding computer and personal electronics maker Apple and software company Microsoft, and an overweight position in electronic products manufacturer Hirose Electric (Japan), weighed on relative performance. Shares of Apple

Management Review – continued

rose during the period as the company announced strong second and third-quarter 2014 results, driven by sales of the iPhone and Mac products. Additionally, the much-anticipated release of the iPhone 6 and iPhone 6 Plus models aided the stock’s performance. Shares of Microsoft rose on better-than-expected PC sales in 2014 driven by a corporate PC refresh cycle after Microsoft end-of-lifed Windows 8 drove strong relative performance for shares of Microsoft during the period.

Stock selection in the health care sector also held back relative performance. The fund’s overweight position in pharmaceutical firm GlaxoSmithKline (United Kingdom), and not holding equity shares of biotechnology firm Gilead Sciences, hampered relative performance during the reporting period. GlaxoSmithKline delivered earnings results during the reporting period which fell short of market consensus due, in part, to increased pricing pressure in the company’s respiratory segment and manufacturing issues in its consumer health division. Gilead Sciences reported strong earnings and higher-than-expected revenue guidance driven by sales of their hepatitis C infection drug Sovaldi.

Within the consumer staples sector, overweight positions in dairy producer Danone (France), chemical products company Henkel KGaA (German) and tobacco company Japan Tobacco (Japan) were among the fund’s top relative detractors. Shares of Danone fell as investors appeared to have had concerns relating to allegations of bribery at its infant-nutrition division in China and contamination fears related to a Fonterra ingredient used in the company’s baby formula.

Elsewhere, Henkel KGaA declined after its organic sales growth missed market expectations across all divisions. Holdings of oil and gas exploration company Cairn Energy (b) (United Kingdom) and television network operator Fuji Television Network (b) (Japan) also weakened relative returns as both stocks underperformed the benchmark.

During the reporting period, the fund’s relative currency exposure in the equity portion of the portfolio, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, detracted from relative performance.

Within the fixed income portion of the fund, there were no factors that materially impacted performance relative to the Barclays Index.

Contributors to Performance

Within the equity portion of the fund, strong stock selection in the financial services sector benefited performance relative to the MSCI World Index. An overweight position in financial services firm Wells Fargo supported relative returns. The company experienced solid fee revenue growth in its asset management, retail brokerage, investment banking and insurance segments. Additionally, investors appeared to have been encouraged to see positive loan growth trends, reflective of an improving economic environment in the US.

Favorable stock selection in the industrial goods & services sector was another positive factor for relative results. An overweight position in defense contractor Lockheed Martin boosted relative returns as the company reported solid results that were above market consensus. Profit margins continued to offset revenue declines resulting from defense budget pressures. Additionally, the company benefited from cost cutting initiatives.

Management Review – continued

Stock selection in the basic materials sector contributed to relative performance. An overweight position in diversified industrial company 3M, and not holding poor-performing diversified natural resources company BHP Billiton (Australia), supported relative results. 3M’s stock traded higher towards the end of 2013 after management announced more aggressive capital deployment actions, raising its dividend and increasing its share repurchase program for 2014.

Elsewhere, overweight positions in drug store retailer CVS Health, telecommunications company KDDI (Japan), diversified entertainment company Walt Disney, health care products manufacturer Johnson & Johnson and Japanese skincare and cosmetics company Kao bolstered relative performance. CVS Health posted earnings results that were ahead of expectations, led largely by better-than-expected results from its pharmacy benefit manager business segment (PBM). KDDI’s increased share price was primarily driven by customer base growth and monetization. The fund’s holdings of semiconductor manufacturer Taiwan Semiconductor (b) (Taiwan) also bolstered relative performance.

Within the fixed income portion of the fund, the return from yield, which was greater than that of the Barclays Index, was a key contributor to relative performance. Bond selection was another primary driver of positive relative returns.

Respectfully,

Nevin Chitkara	Pablo De La Mata	Pilar Gomez-Bravo
Portfolio Manager	Portfolio Manager	Portfolio Manager

Steven Gorham	Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Stone	Erik Weisman	Barnaby Wiener
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

Note to Shareholders: Effective September 30, 2014, Pablo De La Mata became a Portfolio Manager of the Fund. Effective December 1, 2014, Jonathan Sage is also a Portfolio Manager of the Fund. Effective December 31, 2014, Barnaby Wiener is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	5.47%	8.49%	7.13%	N/A
B	9/07/93	4.66%	7.67%	6.38%	N/A
C	1/03/94	4.64%	7.68%	6.38%	N/A
I	1/02/97	5.72%	8.76%	7.45%	N/A
R1	4/01/05	4.63%	7.67%	N/A	5.94%
R2	10/31/03	5.16%	8.21%	6.85%	N/A
R3	4/01/05	5.42%	8.48%	N/A	6.73%
R4	4/01/05	5.72%	8.75%	N/A	7.01%
R5	6/01/12	5.79%	N/A	N/A	12.18%
Comparative benchmarks
MSCI World Index (f)		9.25%	12.02%	7.52%	N/A
MFS Global Total Return Blended Index (f)(w)		5.62%	8.37%	6.43%	N/A
Barclays Global Aggregate Bond Index (f)		0.22%	2.59%	4.14%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(0.59)%	7.21%	6.50%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.66%	7.37%	6.38%	N/A
C With CDSC (1% for 12 months) (v)		3.64%	7.68%	6.38%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	MFS Global Total Return Blended Index is at a point in time and allocations during the period can change. As of October 31, 2014, the blended index was comprised of 60% MSCI World Index and 40% Barclays Global Aggregate Bond Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate

Performance Summary – continued

Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2014 through October 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During Period (p) 5/01/14-10/31/14
A	Actual	1.15%	$1,000.00	$1,008.65	$5.82
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
B	Actual	1.90%	$1,000.00	$1,005.13	$9.60
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
C	Actual	1.90%	$1,000.00	$1,004.84	$9.60
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
I	Actual	0.90%	$1,000.00	$1,010.00	$4.56
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R1	Actual	1.90%	$1,000.00	$1,004.81	$9.60
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
R2	Actual	1.41%	$1,000.00	$1,007.84	$7.14
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17
R3	Actual	1.15%	$1,000.00	$1,009.25	$5.82
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R4	Actual	0.90%	$1,000.00	$1,010.48	$4.56
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R5	Actual	0.81%	$1,000.00	$1,010.38	$4.10
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 1.13%, $5.72 and $5.75 for Class A, 1.88%, $9.50 and $9.55 for Class B, 1.88%, $9.50 and $9.55 for Class C, 0.88%, $4.46 and $4.48 for Class I, 1.88%, $9.50 and $9.55 for Class R1, 1.38%, $6.98 and $7.02 for Class R2, 1.13%, $5.72 and $5.75 for Class R3, 0.88%, $4.46 and $4.48 for Class R4, and 0.78%, $3.95 and $3.97 for Class R5, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

10/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 58.5%
Issuer	Shares/Par	Value ($)

Aerospace - 3.4%
Cobham PLC	906,396	$4,217,938
Honeywell International, Inc.	114,726	11,027,463
Lockheed Martin Corp.	84,595	16,121,269
Northrop Grumman Corp.	42,573	5,873,371
United Technologies Corp.	111,008	11,877,856

		$49,117,897
Alcoholic Beverages - 1.6%
Heineken N.V.	153,562	$11,467,274
Pernod Ricard S.A.	100,170	11,401,711

		$22,868,985
Automotive - 0.7%
Johnson Controls, Inc.	111,064	$5,247,774
USS Co. Ltd.	311,600	5,034,485

		$10,282,259
Broadcasting - 1.6%
Fuji Television Network, Inc.	165,000	$2,250,415
Nippon Television Holdings, Inc.	176,900	2,708,132
Omnicom Group, Inc.	88,224	6,339,777
Viacom, Inc., “B”	51,431	3,738,005
Walt Disney Co.	82,715	7,558,497

		$22,594,826
Brokerage & Asset Managers - 1.1%
BlackRock, Inc.	20,358	$6,944,317
Computershare Ltd.	209,144	2,267,532
Daiwa Securities Group, Inc.	389,000	3,100,538
Franklin Resources, Inc.	62,120	3,454,493

		$15,766,880
Business Services - 3.0%
Accenture PLC, “A”	161,369	$13,090,253
Amadeus Holdings AG	189,352	6,952,493
Bunzl PLC	260,438	7,061,754
Compass Group PLC	639,646	10,293,811
Nomura Research Institute Ltd.	192,600	6,410,770

		$43,809,081

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Cable TV - 0.8%
Comcast Corp., “Special A”	197,450	$10,887,393

Chemicals - 1.9%
3M Co.	91,614	$14,087,485
Givaudan S.A.	3,655	6,089,451
PPG Industries, Inc.	36,418	7,417,982

		$27,594,918
Computer Software - 0.5%
Oracle Corp.	195,176	$7,621,623

Computer Software - Systems - 0.6%
International Business Machines Corp.	56,394	$9,271,174

Construction - 0.6%
Geberit AG	13,537	$4,611,992
Stanley Black & Decker, Inc.	39,943	3,740,263

		$8,352,255
Consumer Products - 2.8%
Kao Corp.	434,700	$16,675,726
Kobayashi Pharmaceutical Co. Ltd.	60,500	3,828,178
Kose Corp.	77,900	3,208,928
Procter & Gamble Co.	90,278	7,878,561
Reckitt Benckiser Group PLC	103,599	8,700,684

		$40,292,077
Containers - 0.5%
Brambles Ltd.	671,000	$5,651,522
Crown Holdings, Inc. (a)	36,103	1,730,417

		$7,381,939
Electrical Equipment - 1.6%
Danaher Corp.	74,167	$5,963,027
Legrand S.A.	104,910	5,645,234
Pentair PLC	21,345	1,431,182
Spectris PLC	122,310	3,525,781
Tyco International Ltd.	135,615	5,821,952

		$22,387,176
Electronics - 1.8%
Halma PLC	328,530	$3,274,173
Hirose Electric Co. Ltd.	34,300	4,258,966
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	433,419	9,543,886

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
Texas Instruments, Inc.	194,627	$9,665,177

		$26,742,202
Energy - Independent - 0.6%
Cairn Energy PLC (a)	574,281	$1,333,001
Occidental Petroleum Corp.	85,104	7,568,299

		$8,901,300
Energy - Integrated - 2.5%
Chevron Corp.	55,118	$6,611,404
Exxon Mobil Corp.	137,222	13,270,740
Royal Dutch Shell PLC, “A”	329,345	11,777,803
Suncor Energy, Inc.	129,230	4,588,780

		$36,248,727
Food & Beverages - 2.7%
General Mills, Inc.	146,750	$7,625,130
Groupe Danone	224,154	15,230,321
Nestle S.A.	229,029	16,757,929

		$39,613,380
Food & Drug Stores - 1.3%
CVS Health Corp.	174,015	$14,932,227
Lawson, Inc.	60,100	4,109,201

		$19,041,428
General Merchandise - 0.5%
Target Corp.	124,972	$7,725,769

Insurance - 4.1%
ACE Ltd.	43,052	$4,705,584
Aon PLC	81,682	7,024,652
Fairfax Financial Holdings Ltd.	18,013	8,229,834
Hiscox Ltd.	251,177	2,736,311
ING Groep N.V. (a)	457,084	6,535,589
MetLife, Inc.	178,398	9,676,308
Prudential Financial, Inc.	64,203	5,684,534
Travelers Cos., Inc.	101,413	10,222,430
Zurich Insurance Group AG	15,259	4,611,877

		$59,427,119
Leisure & Toys - 0.2%
Hasbro, Inc.	57,880	$3,329,836

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 0.4%
GLORY Ltd.	84,100	$2,232,511
Neopost S.A.	46,575	3,234,030

		$5,466,541
Major Banks - 4.9%
Bank of New York Mellon Corp.	222,846	$8,628,597
Goldman Sachs Group, Inc.	37,784	7,178,582
HSBC Holdings PLC	811,458	8,301,281
JPMorgan Chase & Co.	273,205	16,523,438
State Street Corp.	100,494	7,583,277
Sumitomo Mitsui Financial Group, Inc.	63,000	2,560,970
Toronto-Dominion Bank	51,321	2,525,865
Wells Fargo & Co.	339,066	18,001,014

		$71,303,024
Medical Equipment - 1.4%
Abbott Laboratories	191,972	$8,368,059
Medtronic, Inc.	122,834	8,372,365
St. Jude Medical, Inc.	58,328	3,742,908

		$20,483,332
Network & Telecom - 0.7%
Ericsson, Inc., “B”	852,582	$10,045,115

Other Banks & Diversified Financials - 1.0%
DNB A.S.A.	309,613	$5,687,374
Hachijuni Bank Ltd.	204,000	1,268,236
North Pacific Ltd.	188,100	780,947
U.S. Bancorp	157,873	6,725,390

		$14,461,947
Pharmaceuticals - 6.5%
Bayer AG	88,024	$12,514,360
GlaxoSmithKline PLC	600,412	13,614,791
Johnson & Johnson	196,452	21,173,597
Novartis AG	169,340	15,716,949
Pfizer, Inc.	513,415	15,376,779
Roche Holding AG	41,254	12,164,174
Santen Pharmaceutical Co. Ltd.	63,400	3,805,367

		$94,366,017
Printing & Publishing - 0.1%
Moody’s Corp.	17,796	$1,765,897

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - 0.2%
Canadian National Railway Co.	40,434	$2,853,832

Real Estate - 0.8%
Deutsche Wohnen AG	518,707	$11,687,318

Restaurants - 0.5%
McDonald’s Corp.	79,834	$7,482,841

Specialty Stores - 0.1%
Esprit Holdings Ltd.	1,494,150	$1,888,121

Telecommunications - Wireless - 2.0%
KDDI Corp.	358,400	$23,089,344
Vodafone Group PLC	1,926,363	6,388,163

		$29,477,507
Telephone Services - 1.3%
TDC A.S.	385,483	$2,940,691
Verizon Communications, Inc.	300,527	15,101,482

		$18,042,173
Tobacco - 3.0%
British American Tobacco PLC	178,826	$10,146,830
Japan Tobacco, Inc.	302,700	10,487,586
Lorillard, Inc.	106,358	6,541,017
Philip Morris International, Inc.	188,049	16,738,241

		$43,913,674
Trucking - 1.2%
United Parcel Service, Inc., “B”	68,441	$7,180,145
Yamato Holdings Co. Ltd.	475,700	10,254,524

		$17,434,669
Total Common Stocks (Identified Cost, $595,549,749)		$849,930,252

Bonds - 35.8%
Asset-Backed & Securitized - 1.0%
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.533%, 1/30/25 (z)	$1,216,000	$1,202,299
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	1,489,951	1,592,583
Commercial Mortgage Pass-Through Certificates, “A3”, 5.293%, 12/11/49	116,767	117,520
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46	976,918	1,043,488

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.331%, 7/15/25 (z)		$1,563,000	$1,536,051
Goldman Sachs Mortgage Securities Corp., FRN, 5.797%, 8/10/45		3,180,111	3,476,824
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.384%, 4/25/25 (z)		1,419,000	1,396,658
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.786%, 6/15/49		1,058,797	1,075,979
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.93%, 2/15/51		182,670	183,057
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.786%, 6/15/49		1,040,000	1,127,942
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.835%, 6/12/50		99,494	99,793
Merrill Lynch Mortgage Trust, FRN, 5.835%, 6/12/50		1,040,000	1,140,520
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.941%, 2/15/51		509,093	549,799

			$14,542,513
Automotive - 0.4%
Daimler Finance North America LLC, 1.875%, 1/11/18 (n)		$492,000	$493,685
FCE Bank, 1.875%, 5/12/16	EUR	350,000	447,506
Ford Motor Credit Co. LLC, 1.7%, 5/09/16		$853,000	859,364
RCI Banque S.A., 4.25%, 4/27/17	EUR	550,000	746,841
TRW Automotive, Inc., 4.5%, 3/01/21 (n)		$227,000	228,135
Volkswagen International Finance N.V., 1.15%, 11/20/15 (n)		1,810,000	1,821,129
Volkswagen International Finance N.V., 2.375%, 3/22/17 (n)		534,000	548,098
Volkswagen International Finance N.V., 3.875%, 9/29/49	EUR	450,000	598,820

			$5,743,578
Biotechnology - 0.0%
Life Technologies Corp., 6%, 3/01/20		$432,000	$498,772

Broadcasting - 0.2%
Discovery Communications, Inc., 4.875%, 4/01/43		$610,000	$613,209
Grupo Televisa S.A.B., 5%, 5/13/45		395,000	393,104
Omnicom Group, Inc., 3.65%, 11/01/24		210,000	208,610
ProSiebenSat.1 Media AG, 2.625%, 4/15/21	EUR	525,000	678,087
SES S.A., 3.6%, 4/04/23 (n)		$635,000	647,268
Vivendi S.A., 4%, 3/31/17	EUR	400,000	543,305

			$3,083,583

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Building - 0.2%
CRH Finance Ltd., 3.125%, 4/03/23	EUR	350,000	$485,472
Holcim Finance Luxembourg S.A., 3%, 1/22/24	EUR	300,000	418,415

Holcim GB Finance Ltd., 8.75%, 4/24/17	GBP	200,000	372,134
Mohawk Industries, Inc., 6.125%, 1/15/16		$376,000	398,792
Owens Corning, Inc., 6.5%, 12/01/16		157,000	172,544
Owens Corning, Inc., 4.2%, 12/15/22		376,000	378,508

			$2,225,865
Business Services - 0.1%
Fidelity National Information Services, Inc., 5%, 3/15/22		$483,000	$507,110
Fidelity National Information Services, Inc., 3.875%, 6/05/24		749,000	759,275
Tencent Holdings Ltd., 3.375%, 5/02/19 (n)		281,000	285,716

			$1,552,101
Cable TV - 0.2%
Comcast Corp., 4.65%, 7/15/42		$614,000	$645,951
Cox Communications, Inc., 3.25%, 12/15/22 (n)		595,000	582,504
NBCUniversal Media LLC, 5.15%, 4/30/20		728,000	828,382
Shaw Communications, 5.65%, 10/01/19	CAD	510,000	509,258
Time Warner Cable Inc., 5.25%, 7/15/42	GBP	100,000	179,396
Time Warner Cable, Inc., 5.75%, 6/02/31	GBP	250,000	469,874

			$3,215,365
Chemicals - 0.2%
CF Industries, Inc., 5.15%, 3/15/34		$424,000	$451,379
Dow Chemical Co., 8.55%, 5/15/19		580,000	730,504
LYB International Finance B.V., 4%, 7/15/23		336,000	348,488
LyondellBasell Industries N.V., 5%, 4/15/19		597,000	658,119

			$2,188,490
Computer Software - 0.0%
Oracle Corp., 3.4%, 7/08/24		$609,000	$615,871

Conglomerates - 0.1%
Roper Industries, Inc., 1.85%, 11/15/17		$251,000	$252,802
Siemens Financieringsmaat N.V., 5.25%, 9/14/66	EUR	300,000	403,671
Siemens Financieringsmaat N.V., 6.125%, 9/14/66	GBP	150,000	253,752

			$910,225
Consumer Products - 0.1%
Newell Rubbermaid, Inc., 4.7%, 8/15/20		$763,000	$823,032
Prosegur Cia de Seguridad S.A., 2.75%, 4/02/18	EUR	400,000	528,428

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Consumer Products - continued
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)		$731,000	$759,995

			$2,111,455
Defense Electronics - 0.0%
BAE Systems, 4.125%, 6/08/22	GBP	350,000	$590,281

Electronics - 0.0%
Tyco Electronics Group S.A., 2.375%, 12/17/18		$522,000	$527,244

Emerging Market Quasi-Sovereign - 0.2%
Comision Federal De Electricidad, 4.875%, 1/15/24		$535,000	$564,425
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)		677,000	715,928
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (n)		271,000	278,942
Corporacion Nacional del Cobre de Chile, 2.25%, 7/09/24 (z)	EUR	104,000	132,806
Empresa Nacional del Petroleo, 6.25%, 7/08/19		$265,000	298,736
Pemex Project Funding Master Trust, 5.75%, 3/01/18		523,000	578,072
Petroleos Mexicanos, 5.5%, 1/21/21		232,000	256,488
Petroleos Mexicanos, 4.25%, 1/15/25 (z)		10,000	10,123

			$2,835,520
Emerging Market Sovereign - 0.3%
Republic of Colombia, 6.125%, 1/18/41		$613,000	$735,600
Republic of Indonesia, 2.875%, 7/08/21 (z)	EUR	400,000	508,779
Republic of Peru, 7.35%, 7/21/25		$700,000	925,750
United Mexican States, 8.5%, 5/31/29	MXN	27,890,000	2,463,741

			$4,633,870
Energy - Independent - 0.1%
Canadian Natural Resources Ltd., 3.8%, 4/15/24		$528,000	$531,332
Continental Resources, Inc., 4.9%, 6/01/44		305,000	301,211
EOG Resources, Inc., 2.625%, 3/15/23		269,000	259,070

			$1,091,613
Energy - Integrated - 0.1%
BG Energy Capital PLC, 6.5%, 11/30/72	EUR	350,000	$493,711
BP Capital Markets PLC, 2.521%, 1/15/20		$164,000	164,721
Eni S.p.A., 4%, 6/29/20	EUR	300,000	439,553
Repsol International Finance B.V., 3.625%, 10/07/21	EUR	400,000	573,247

			$1,671,232
Financial Institutions - 0.0%
International Lease Finance Corp., 7.125%, 9/01/18 (n)		$569,000	$644,393

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Food & Beverages - 0.4%
Anheuser-Busch InBev S.A., 5.375%, 1/15/20		$1,008,000	$1,144,702
BRF S.A., 4.75%, 5/22/24		703,000	703,879
Coca-Cola Co., 4.25%, 11/16/16	EUR	350,000	469,759
Conagra Foods, Inc., 3.2%, 1/25/23		$528,000	511,969
Mead Johnson Nutrition Co., 4.6%, 6/01/44		576,000	591,856
Tyson Foods, Inc., 6.6%, 4/01/16		1,200,000	1,292,046
Tyson Foods, Inc., 5.15%, 8/15/44		191,000	203,930
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)		277,000	281,695
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)		300,000	306,449

			$5,506,285
Food & Drug Stores - 0.1%
CVS Health Corp., 3.375%, 8/12/24		$387,000	$385,872
CVS Health Corp., 5.75%, 6/01/17		189,000	209,782
Loblaw Cos. Ltd., 4.86%, 9/12/23	CAD	518,000	499,450

			$1,095,104
Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)		$793,000	$906,019
Packaging Corp. of America, 3.9%, 6/15/22		483,000	493,871
Packaging Corp. of America, 3.65%, 9/15/24		343,000	337,539

			$1,737,429
Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 2.5%, 3/01/18		$500,000	$502,922
Wyndham Worldwide Corp., 5.625%, 3/01/21		350,000	391,207

			$894,129
Insurance - 0.3%
American International Group, Inc., 4.875%, 6/01/22		$226,000	$252,078
American International Group, Inc., 4.875%, 3/15/67	EUR	600,000	784,973
Assicurazioni Generali S.p.A., 7.75%, 12/12/42	EUR	200,000	313,914
Aviva PLC, FRN, 5.7%, 9/29/49	EUR	470,000	604,732
CNP Assurances S.A., 6% to 2020, FRN to 9/14/40	EUR	450,000	644,276
Delta Lloyd Levensverzek, FRN, 9%, 8/29/42	EUR	450,000	734,221
UnumProvident Corp., 6.85%, 11/15/15 (n)		$697,000	736,868

			$4,071,062
Insurance - Health - 0.0%
Aetna, Inc., 1.5%, 11/15/17		$528,000	$527,168

Insurance - Property & Casualty - 0.4%
Amlin PLC, 6.5%, 12/19/26	GBP	200,000	$331,138
AXIS Capital Holdings Ltd., 5.75%, 12/01/14		$1,440,000	1,446,060

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Insurance - Property & Casualty - continued
AXIS Specialty Finance LLC, 2.65%, 4/01/19		$86,000	$86,467
Berkshire Hathaway, Inc., 4.5%, 2/11/43		490,000	509,155
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67		730,000	795,700
Clerical Medical Finance PLC, 4.25%, 6/29/49	EUR	500,000	626,811
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18		$293,000	299,414
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24		500,000	502,781
QBE Capital Funding IV LP, 7.5% to 2021, FRN to 5/24/41	GBP	300,000	535,771
ZFS Finance USA Trust II, 6.45% to 6/15/16, FRN to 12/15/65 (n)		$759,000	808,335

			$5,941,632
International Market Quasi-Sovereign - 0.3%
Caisse D’amortissement de la Dette Sociale, 1%, 5/25/18	EUR	400,000	$516,393
Electricite de France, 6% to 2026, FRN to 12/29/49	GBP	300,000	511,104
ESB Finance Ltd., 4.375%, 11/21/19	EUR	400,000	583,853
Statoil A.S.A., 4.25%, 11/23/41		$660,000	660,996
Statoil A.S.A., FRN, 0.524%, 5/15/18		477,000	476,507
Temasek Financial I Ltd., 2.375%, 1/23/23 (n)		1,450,000	1,402,082

			$4,150,935
International Market Sovereign - 20.1%
Federal Republic of Germany, 2.5%, 7/04/44	EUR	2,852,000	$4,210,868
Federal Republic of Germany, 3.25%, 7/04/21	EUR	4,570,000	6,826,860
Federal Republic of Germany, 6.25%, 1/04/30	EUR	4,888,000	10,324,969
Government of Australia, 5.75%, 5/15/21	AUD	15,381,000	15,721,092
Government of Canada, 4.5%, 6/01/15	CAD	4,984,000	4,511,138
Government of Canada, 4.25%, 6/01/18	CAD	7,496,000	7,331,920
Government of Canada, 3.25%, 6/01/21	CAD	2,949,000	2,866,473
Government of Canada, 5.75%, 6/01/33	CAD	3,267,000	4,314,944
Government of Canada, 4%, 6/01/41	CAD	890,000	1,003,223
Government of Japan, 1.1%, 6/20/20	JPY	3,293,400,000	30,879,558
Government of Japan, 2.1%, 9/20/24	JPY	2,730,350,000	28,140,872
Government of Japan, 2.2%, 9/20/27	JPY	1,256,700,000	13,226,939
Government of Japan, 2.4%, 3/20/37	JPY	325,150,000	3,429,453
Government of Japan, 2%, 3/20/52	JPY	127,000,000	1,215,919
Government of New Zealand, 5%, 3/15/19	NZD	6,155,000	5,030,517
Government of New Zealand, 5.5%, 4/15/23	NZD	1,780,000	1,533,989
Kingdom of Belgium, 4%, 3/28/32	EUR	1,839,000	3,035,064
Kingdom of Belgium, 4.25%, 9/28/21	EUR	5,416,000	8,471,948
Kingdom of Denmark, 3%, 11/15/21	DKK	11,296,000	2,230,688
Kingdom of Norway, 3.75%, 5/25/21	NOK	7,983,000	1,333,745
Kingdom of Spain, 5.4%, 1/31/23	EUR	2,960,000	4,742,371
Kingdom of Spain, 5.5%, 7/30/17	EUR	3,857,000	5,459,131
Kingdom of Spain, 4.6%, 7/30/19	EUR	4,313,000	6,306,363

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - continued
Kingdom of Sweden, 5%, 12/01/20	SEK	40,470,000	$6,911,767
Kingdom of Sweden, 3.5%, 6/01/22	SEK	10,830,000	1,749,485
Kingdom of the Netherlands, 3.5%, 7/15/20	EUR	8,909,000	13,159,041
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	2,389,000	4,519,924

Republic of Austria, 4.65%, 1/15/18	EUR	2,195,000	3,158,038
Republic of Austria, 1.75%, 10/20/23	EUR	4,268,000	5,748,658
Republic of Finland, 3.875%, 9/15/17	EUR	2,248,000	3,129,045
Republic of France, 2.5%, 10/25/20	EUR	2,381,000	3,344,784
Republic of France, 6%, 10/25/25	EUR	5,592,000	10,385,706
Republic of France, 4.75%, 4/25/35	EUR	3,510,000	6,433,505
Republic of Iceland, 4.875%, 6/16/16 (n)		$2,826,000	2,965,435
Republic of Ireland, 5.4%, 3/13/25	EUR	1,304,000	2,158,166
Republic of Italy, 5.25%, 8/01/17	EUR	7,852,000	11,024,438
Republic of Italy, 3.75%, 3/01/21	EUR	14,062,000	19,941,246
United Kingdom Treasury, 5%, 3/07/18	GBP	3,229,000	5,818,445
United Kingdom Treasury, 8%, 6/07/21	GBP	2,024,000	4,484,861
United Kingdom Treasury, 4.25%, 12/07/27	GBP	3,083,000	5,907,055
United Kingdom Treasury, 4.25%, 3/07/36	GBP	2,376,000	4,644,213
United Kingdom Treasury, 3.25%, 1/22/44	GBP	1,634,000	2,756,629
United Kingdom Treasury, 3.75%, 7/22/52	GBP	711,000	1,337,783

			$291,726,268
Major Banks - 1.5%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)		$865,000	$917,618
ABN AMRO Bank N.V., 7.125%, 7/06/22	EUR	300,000	489,079
Banco Santander U.S. Debt S.A.U., 3.781%, 10/07/15 (n)		$500,000	512,688
Bank of America Corp., 4.125%, 1/22/24		1,184,000	1,231,388
Bank of America Corp., 4.2%, 8/26/24		710,000	715,084
Bank of America Corp., 4.875%, 4/01/44		449,000	480,844
Barclays Bank PLC, 6%, 1/14/21	EUR	617,000	932,035
Barclays Bank PLC, 6.75%, 1/16/23	GBP	250,000	436,469
BBVA Senior Finance S.A., 3.25%, 3/21/16	EUR	300,000	390,329
Credit Agricole S.A., 7.375%, 12/18/23	GBP	200,000	399,361
Credit Suisse Group AG, 6.5%, 8/08/23 (n)		$820,000	904,050
Goldman Sachs Group, Inc., 5.75%, 1/24/22		1,181,000	1,360,550
HSBC Bank PLC, FRN, 0.874%, 5/15/18 (n)		1,116,000	1,125,349
HSBC USA, Inc., 4.875%, 8/24/20		1,000,000	1,101,173
ING Bank N.V., 4.875%, 1/18/21	EUR	250,000	389,175
ING Bank N.V., 5.8%, 9/25/23 (n)		$630,000	701,141
ING Bank N.V., FRN, 3.5%, 11/21/23	EUR	550,000	726,440
JPMorgan Chase & Co., 4.25%, 10/15/20		$634,000	680,468
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49		515,000	542,604
Morgan Stanley, 7.3%, 5/13/19		980,000	1,169,833
Morgan Stanley, 5.5%, 7/28/21		490,000	558,687

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Major Banks - continued
Nordea Bank AB, FRN, 0.694%, 5/13/16 (n)		$2,050,000	$2,058,421
PNC Financial Services Group, Inc., FRN, 6.75%, 12/31/49		640,000	698,560
Regions Financial Corp., 2%, 5/15/18		602,000	597,152
Royal Bank of Scotland PLC, 5.5%, 3/23/20	EUR	300,000	464,913
Societe Generale S.A., 4.25%, 7/13/22	EUR	300,000	464,900
Wells Fargo & Co., 3.3%, 9/09/24		$500,000	498,739
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49		650,000	668,265

			$21,215,315
Metals & Mining - 0.3%
Barrick International (Barbados) Corp., 5.75%, 10/15/16 (n)		$705,000	$761,400
Cameco Corp., 5.67%, 9/02/19	CAD	855,000	845,730
Glencore Finance Europe, 6.5%, 2/27/19	GBP	200,000	365,034
Plains Exploration & Production Co., 6.875%, 2/15/23		$681,000	770,170
Southern Copper Corp., 6.75%, 4/16/40		559,000	617,835
Xstrata Finance Canada Ltd., 5.25%, 6/13/17	EUR	300,000	418,791

			$3,778,960
Midstream - 0.4%
Enbridge, Inc., 3.19%, 12/05/22	CAD	600,000	$534,211
Energy Transfer Partners LP, 4.65%, 6/01/21		$482,000	514,429
Energy Transfer Partners LP, 3.6%, 2/01/23		399,000	390,895
Enterprise Products Operating LLC, 3.9%, 2/15/24		346,000	356,092
Enterprise Products Operating LLC, 4.85%, 3/15/44		198,000	203,911
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44		321,000	314,439
Plains All American Pipeline LP, 3.6%, 11/01/24		335,000	333,024
Spectra Energy Partners LP, 4.75%, 3/15/24		1,158,000	1,255,049
Sunoco Logistics Partners LP, 5.3%, 4/01/44		571,000	590,742
Williams Cos., Inc., 3.7%, 1/15/23		861,000	809,957

			$5,302,749
Mortgage-Backed - 2.7%
Fannie Mae, 5.5%, 2/01/15 - 1/01/37		$337,591	$348,007
Fannie Mae, 4.78%, 8/01/15		315,705	321,284
Fannie Mae, 4.856%, 8/01/15		249,926	254,272
Fannie Mae, 5.433%, 2/01/16		260,983	270,212
Fannie Mae, 5.09%, 12/01/16		353,261	379,997
Fannie Mae, 5.012%, 1/01/17		61,541	61,545
Fannie Mae, 5.05%, 1/01/17		307,656	326,876
Fannie Mae, 5.205%, 1/01/18		521,811	548,684
Fannie Mae, 3.849%, 7/01/18		382,564	409,723
Fannie Mae, 2.578%, 9/25/18		900,000	924,993
Fannie Mae, 5.1%, 3/01/19		320,689	359,543
Fannie Mae, 5.18%, 3/01/19		321,071	348,823

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5%, 12/01/20 - 8/01/40		$3,863,513	$4,295,854
Fannie Mae, 4.5%, 3/01/25 - 4/01/44		2,492,898	2,709,574
Fannie Mae, 6%, 9/01/37 - 6/01/38		662,951	752,910
Fannie Mae, 4%, 2/01/41		1,284,649	1,366,252
Fannie Mae, 3.5%, 5/01/43		3,489,500	3,626,906
Freddie Mac, 1.426%, 8/25/17		927,000	933,806
Freddie Mac, 3.882%, 11/25/17		733,000	784,186
Freddie Mac, 2.412%, 8/25/18		802,000	825,011
Freddie Mac, 5.085%, 3/25/19		589,000	664,427
Freddie Mac, 1.883%, 5/25/19		1,250,000	1,250,656
Freddie Mac, 3.32%, 7/25/20		417,544	438,591
Freddie Mac, 5.5%, 7/01/37		231,100	259,174
Freddie Mac, 4.5%, 5/01/40		3,310,694	3,589,781
Freddie Mac, TBA, 4%, 12/01/44		5,180,000	5,480,480
Ginnie Mae, 5%, 5/15/40		1,113,612	1,234,502
Ginnie Mae, 3.5%, 6/20/43		3,184,484	3,336,190
Ginnie Mae, TBA, 4%, 12/01/44		3,338,000	3,562,403

			$39,664,662
Natural Gas - Distribution - 0.1%
Centrica PLC, 4.375%, 3/13/29	GBP	300,000	$503,454
GDF Suez, 3% to 6/02/19, FRN to 6/29/49	EUR	400,000	511,414

			$1,014,868
Network & Telecom - 0.2%
British Telecommunications PLC, 1.125%, 6/10/19	EUR	400,000	$508,563
British Telecommunications PLC, 5.75%, 12/07/28	GBP	165,000	313,896
Deutsche Telekom I, 4.875%, 4/22/25	EUR	300,000	485,542
Verizon Communications, Inc., 6.4%, 9/15/33		$725,000	883,096
Verizon Communications, Inc., 5.05%, 3/15/34		395,000	418,098
Verizon Communications, Inc., 6.55%, 9/15/43		525,000	661,818

			$3,271,013
Oils - 0.0%
Marathon Petroleum Corp., 3.625%, 9/15/24		$326,000	$324,782

Other Banks & Diversified Financials - 0.9%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)		$840,000	$903,000
Banque Federative du Credit Mutuel, 2%, 9/19/19	EUR	300,000	398,917
BB&T Corp., 3.95%, 4/29/16		$1,290,000	1,350,675
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)		901,000	1,020,383
BBVA Subordinated Capital SAU, 3.5% to 4/11/19, FRN to 4/11/24	EUR	500,000	648,493

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
BPCE S.A., 4.5%, 3/15/25 (n)		$600,000	$582,788
Caixabank S.A., 3.25%, 1/22/16	EUR	400,000	518,107
Capital One Bank (USA) N.A., 3.375%, 2/15/23		$900,000	891,310
Citigroup, Inc., 3.75%, 6/16/24		753,000	765,159
Discover Bank, 7%, 4/15/20		1,065,000	1,260,540
Intesa Sanpaolo S.p.A., 4.125%, 9/19/16	EUR	300,000	400,289
Intesa Sanpaolo S.p.A., 5.25%, 1/28/22	GBP	300,000	530,371
KBC Ifima N.V., 4.5%, 3/27/17	EUR	300,000	411,868
Lloyds TSB Bank PLC, 6.5%, 3/24/20	EUR	350,000	537,464
Macquarie Group Ltd., 3%, 12/03/18 (n)		$418,000	430,342
Rabobank Nederland N.V., 4%, 9/19/22	GBP	250,000	429,322
Svenska Handelsbanken AB, FRN, 0.683%, 3/21/16		$1,210,000	1,215,060
Swedbank AB, 1.75%, 3/12/18 (n)		728,000	727,447
U.S. Bancorp, 2.95%, 7/15/22		196,000	192,283

			$13,213,818
Personal Computers & Peripherals - 0.0%
Equifax, Inc., 3.3%, 12/15/22		$483,000	$478,916

Pharmaceuticals - 0.3%
AbbVie, Inc., 1.75%, 11/06/17		$528,000	$529,487
Amgen, Inc., 2.3%, 6/15/16		626,000	639,424
Bayer AG, 3% to 7/01/20, FRN to 7/01/75	EUR	395,000	509,275
Bayer U.S. Finance LLC, 3.375%, 10/08/24 (n)		$303,000	303,886
Celgene Corp., 1.9%, 8/15/17		483,000	487,398
Gilead Sciences, Inc., 3.7%, 4/01/24		988,000	1,015,870
Mylan, Inc., 2.55%, 3/28/19		216,000	215,208
Teva Pharmaceutical Finance B.V., 2.95%, 12/18/22		602,000	583,743
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17		531,000	526,335

			$4,810,626
Printing & Publishing - 0.1%
Moody’s Corp., 4.875%, 2/15/24		$670,000	$729,668

Railroad & Shipping - 0.1%
CSX Corp., 4.1%, 3/15/44		$969,000	$922,764

Real Estate - Apartment - 0.1%
AvalonBay Communities, Inc., REIT, 3.625%, 10/01/20		$102,000	$106,327
Deutsche Annington Finance B.V., 2.125%, 7/09/22	EUR	500,000	647,252

			$753,579
Real Estate - Healthcare - 0.1%
HCP, Inc., REIT, 3.875%, 8/15/24		$700,000	$699,689

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Real Estate - Office - 0.0%
Boston Properties, Inc., REIT, 3.125%, 9/01/23		$669,000	$649,586

Real Estate - Retail - 0.1%
Hammerson PLC, 2.75%, 9/26/19	EUR	300,000	$406,949
Hammerson PLC, 6%, 2/23/26	GBP	220,000	427,195
Simon Property Group, Inc., REIT, 5.65%, 2/01/20		$640,000	740,225

			$1,574,369
Restaurants - 0.0%
YUM! Brands, Inc., 5.35%, 11/01/43		$346,000	$363,720

Retailers - 0.3%
Bed Bath & Beyond, Inc., 5.165%, 8/01/44		$501,000	$500,535
Cencosud S.A., 5.5%, 1/20/21		586,000	625,566
Dollar General Corp., 4.125%, 7/15/17		500,000	520,718
Gap, Inc., 5.95%, 4/12/21		738,000	833,437
Home Depot, Inc., 5.95%, 4/01/41		678,000	857,881
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	300,000	504,785
Wal-Mart Stores, Inc., 4.3%, 4/22/44		$459,000	478,421

			$4,321,343
Specialty Chemicals - 0.1%
Ecolab, Inc., 3%, 12/08/16		$500,000	$519,005
Mexichem S.A.B. de C.V., 6.75%, 9/19/42 (n)		584,000	639,480
Mexichem S.A.B. de C.V., 5.875%, 9/17/44 (z)		209,000	209,000

			$1,367,485
Supermarkets - 0.0%
Delhaize Group, 3.125%, 2/27/20	EUR	300,000	$410,724
Morrison (WM) Supermarkets, 3.5%, 7/27/26	GBP	200,000	288,727

			$699,451
Supranational - 0.0%
European Investment Bank, 4.25%, 4/15/19	EUR	450,000	$664,976

Telecommunications - Wireless - 0.3%
America Movil S.A.B. de C.V., 1%, 6/04/18	EUR	200,000	$254,056
America Movil S.A.B. de C.V., 4.75%, 6/28/22	EUR	500,000	774,873
American Tower Corp., REIT, 4.7%, 3/15/22		$167,000	173,627
American Tower Corp., REIT, 3.5%, 1/31/23		502,000	480,429
Bharti Airtel International (Netherlands) B.V., 3.375%, 5/20/21 (n)	EUR	266,000	353,428
Crown Castle Towers LLC, 6.113%, 1/15/20 (n)		$615,000	710,549
Rogers Communications, Inc., 5%, 3/15/44		344,000	358,615

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Telecommunications - Wireless - continued
SBA Tower Trust, 2.898%, 10/15/19 (n)		$588,000	$589,562

			$3,695,139
Telephone Services - 0.1%
TELUS Corp., 5.05%, 7/23/20	CAD	855,000	$845,047

Tobacco - 0.1%
Altria Group, Inc., 2.85%, 8/09/22		$960,000	$930,290
Lorillard Tobacco Co., 8.125%, 6/23/19		434,000	531,660
Philip Morris International, Inc., 2.875%, 3/03/26	EUR	400,000	550,871

			$2,012,821
Transportation - Services - 0.1%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)		$192,000	$198,067
ERAC USA Finance Co., 7%, 10/15/37 (n)		627,000	824,893
Hit Finance B.V., 4.875%, 10/27/21	EUR	300,000	461,986

			$1,484,946
U.S. Government Agencies and Equivalents - 0.3%
Aid-Egypt, 4.45%, 9/15/15		$1,113,000	$1,153,084
Small Business Administration, 5.09%, 10/01/25		59,164	64,423
Small Business Administration, 5.21%, 1/01/26		813,342	879,370
Small Business Administration, 5.31%, 5/01/27		526,130	586,843
Small Business Administration, 2.22%, 3/01/33		1,184,881	1,156,808

			$3,840,528
U.S. Treasury Obligations - 2.2%
U.S. Treasury Bonds, 4.5%, 8/15/39		$6,535,600	$8,303,787
U.S. Treasury Bonds, 3.625%, 2/15/44		2,550,000	2,829,903
U.S. Treasury Notes, 4.75%, 8/15/17 (f)		3,896,000	4,309,950
U.S. Treasury Notes, 3.5%, 5/15/20		5,955,000	6,503,045
U.S. Treasury Notes, 2.75%, 2/15/24		9,120,000	9,471,977

			$31,418,662
Utilities - Electric Power - 0.4%
Alabama Power Co., 4.15%, 8/15/44		$252,000	$256,308
American Electric Power Co., Inc., 1.65%, 12/15/17		528,000	529,220
CMS Energy Corp., 5.05%, 3/15/22		631,000	707,000
Colbun S.A., 4.5%, 7/10/24 (n)		201,000	202,536
E.On International Finance, 6.375%, 6/07/32	GBP	250,000	509,725
Empresa Nacional de Electricidad S.A., 4.25%, 4/15/24		$462,000	468,335
Enel Finance International N.V., 4.875%, 3/11/20	EUR	350,000	524,043
Enel S.p.A., 6.25%, 6/20/19	GBP	300,000	554,770
NGG Finance PLC, 5.625%, 6/18/73		300,000	504,385

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Utilities - Electric Power - continued
PPL Capital Funding, Inc., 5%, 3/15/44		$331,000	$356,645
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)		189,000	213,269
Progress Energy, Inc., 7.05%, 3/15/19		460,000	549,553
Red Electrica Finance S.A., 4.75%, 2/16/18	EUR	300,000	425,464

			$5,801,253
Total Bonds (Identified Cost, $522,029,738)			$519,252,718

Preferred Stocks - 0.7%
Consumer Products - 0.7%
Henkel AG & Co. KGaA (Identified Cost, $5,697,150)		108,100	$10,671,973

Money Market Funds - 5.0%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)		73,098,625	$73,098,625
Total Investments (Identified Cost, $1,196,375,262)			$1,452,953,568

Other Assets, Less Liabilities - (0.0)%			(160,000)
Net Assets - 100.0%			$1,452,793,568

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $29,092,973 representing 2.0% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.533%, 1/30/25	9/26/14	$1,208,457	$1,202,299
Corporacion Nacional del Cobre de Chile, 2.25%, 7/09/24	7/02/14	140,220	132,806
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.331%, 7/15/25	9/26/14	1,540,189	1,536,051
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.384%, 4/25/25	9/26/14	$1,402,097	$1,396,658

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Mexichem S.A.B. de C.V., 5.875%, 9/17/44	9/09/14	$207,226	$209,000
Petroleos Mexicanos, 4.25%, 1/15/25	10/06/14	9,943	10,123
Republic of Indonesia, 2.875%, 7/08/21	7/02/14	542,874	508,779
Total Restricted Securities			$4,995,716
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

Derivative Contracts at 10/31/14

Forward Foreign Currency Exchange Contracts at 10/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	BRL	UBS AG	15,047,812	12/02/14	$6,125,463	$6,020,586	$104,877
SELL	CAD	Goldman Sachs International	2,723	1/09/15	2,430	2,412	18

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	CAD	Merrill Lynch International	3,338,774	1/09/15	$2,971,391	$2,957,350	$14,041
SELL	CAD	UBS AG	6,061,104	1/09/15	5,391,751	5,368,680	23,071
SELL	DKK	Barclays Bank PLC	1,747,494	1/09/15	295,785	294,352	1,433
SELL	DKK	UBS AG	1,747,494	1/09/15	295,759	294,352	1,407
SELL	EUR	Credit Suisse Group	22,401,643	1/09/15	28,305,484	28,085,096	220,388
SELL	EUR	Goldman Sachs International	521,256	1/09/15	657,645	653,502	4,143
SELL	GBP	Goldman Sachs International	879,180	1/09/15	1,417,997	1,405,668	12,329
SELL	JPY	Goldman Sachs International	183,457,000	1/09/15	1,639,941	1,634,671	5,270
SELL	JPY	JPMorgan Chase Bank	612,121,866	1/09/15	5,538,783	5,454,235	84,548
SELL	MXN	UBS AG	8,971,258	1/09/15	663,555	663,542	13
SELL	NOK	Deutsche Bank AG	36,540,000	1/09/15	5,534,016	5,404,936	129,080
SELL	NZD	JPMorgan Chase Bank	7,498,811	1/09/15	5,817,000	5,806,794	10,206
SELL	SEK	Goldman Sachs International	42,123,221	1/09/15	5,825,104	5,705,403	119,701
BUY	ZAR	JPMorgan Chase Bank	12,998,933	1/09/15	1,143,425	1,164,889	21,464

							$751,989

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	9,345,299	1/09/15	$8,087,374	$8,184,705	$(97,331)
BUY	BRL	Citibank N.A.	15,328,875	12/02/14	6,150,000	6,133,038	(16,962)
SELL	CHF	UBS AG	1,130,000	1/09/15	1,171,293	1,175,249	(3,956)
BUY	CZK	Barclays Bank PLC	12,895,000	1/09/15	594,193	581,310	(12,883)
BUY	EUR	Barclays Bank PLC	8,500,114	12/18/14	11,013,768	10,654,989	(358,779)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	EUR	Goldman Sachs International	1,400,000	1/09/15	$1,774,720	$1,755,190	$(19,530)
BUY	GBP	Credit Suisse Group	2,372,809	1/09/15	3,799,994	3,793,745	(6,249)
BUY	GBP	Merrill Lynch International	1,907,809	1/09/15	3,054,393	3,050,284	(4,109)
SELL	GBP	Barclays Bank PLC	2,626,047	1/09/15	4,174,134	4,198,631	(24,497)
BUY	ILS	Goldman Sachs International	554,000	1/09/15	149,322	145,850	(3,472)
BUY	ILS	JPMorgan Chase Bank	1,848,000	11/17/14	505,494	486,286	(19,208)
BUY	INR	Barclays Bank PLC	151,814,000	11/21/14	2,481,026	2,463,597	(17,429)
BUY	INR	JPMorgan Chase Bank	185,548,000	11/28/14	3,022,447	3,006,639	(15,808)
BUY	JPY	Credit Suisse Group	220,000,000	1/09/15	2,036,549	1,960,283	(76,266)
BUY	JPY	Deutsche Bank AG	1,568,130,628	1/09/15	14,499,785	13,972,632	(527,153)
BUY	KRW	JPMorgan Chase Bank	6,618,049,000	12/16/14	6,198,997	6,182,032	(16,965)
BUY	MYR	Barclays Bank PLC	3,549,863	11/07/14	1,083,332	1,078,972	(4,360)
BUY	NOK	JPMorgan Chase Bank	33,090,246	1/09/15	5,102,464	4,894,654	(207,810)
SELL	NZD	Westpac Banking Corp.	7,556,380	1/09/15	5,847,354	5,851,373	(4,019)
BUY	PLN	Goldman Sachs International	4,070,803	1/09/15	1,231,871	1,204,719	(27,152)
BUY	SGD	Citibank N.A.	1,036,000	1/09/15	811,293	806,253	(5,040)
BUY	THB	JPMorgan Chase Bank	37,630,750	12/08/14	1,155,026	1,151,827	(3,199)

							$(1,472,177)

Portfolio of Investments – continued

Futures Contracts Outstanding at 10/31/14

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
US Treasury Note 10 yr (Short)	USD	36	$4,548,938	December - 2014	$(24,550)

At October 31, 2014, the fund had cash collateral of $770,000 and other liquid securities with an aggregate value of $50,888 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,123,276,637)	$1,379,854,943
Underlying affiliated funds, at cost and value	73,098,625
Total investments, at value (identified cost, $1,196,375,262)	$1,452,953,568
Cash	16,544
Restricted cash	770,000
Receivables for
Forward foreign currency exchange contracts	751,989
Daily variation margin on open futures contracts	9,562
Investments sold	1,905,003
Fund shares sold	3,803,639
Interest and dividends	7,462,966
Receivable from investment adviser	92,304
Total assets	$1,467,765,575
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,472,177
Investments purchased	1,885,970
TBA purchase commitments	8,994,636
Fund shares reacquired	1,568,972
Payable to affiliates
Shareholder servicing costs	811,262
Distribution and service fees	31,523
Payable for independent Trustees’ compensation	6,629
Accrued expenses and other liabilities	200,838
Total liabilities	$14,972,007
Net assets	$1,452,793,568
Net assets consist of
Paid-in capital	$1,194,328,505
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	255,578,203
Accumulated distributions in excess of net realized gain on investments and foreign currency	(3,256,199)
Undistributed net investment income	6,143,059
Net assets	$1,452,793,568
Shares of beneficial interest outstanding	86,317,213

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$772,768,730	45,997,430	$16.80
Class B	66,527,852	3,866,115	17.21
Class C	308,268,967	18,138,736	17.00
Class I	193,306,985	11,609,287	16.65
Class R1	3,517,974	207,787	16.93
Class R2	9,812,354	588,215	16.68
Class R3	13,576,302	810,581	16.75
Class R4	10,042,312	597,082	16.82
Class R5	74,972,092	4,501,980	16.65

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.82 [100 / 94.25 x $16.80]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$27,703,698
Interest	14,174,448
Dividends from underlying affiliated funds	54,759
Foreign taxes withheld	(998,783)
Total investment income	$40,934,122
Expenses
Management fee	$11,116,018
Distribution and service fees	5,403,440
Shareholder servicing costs	1,403,475
Administrative services fee	179,794
Independent Trustees’ compensation	25,133
Custodian fee	257,571
Shareholder communications	90,754
Audit and tax fees	67,597
Legal fees	12,086
Miscellaneous	231,617
Total expenses	$18,787,485
Fees paid indirectly	(91)
Reduction of expenses by investment adviser and distributor	(1,286,282)
Net expenses	$17,501,112
Net investment income	$23,433,010
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$15,525,109
Futures contracts	(208,045)
Foreign currency	2,245,506
Net realized gain (loss) on investments and foreign currency	$17,562,570
Change in unrealized appreciation (depreciation)
Investments	$25,318,507
Futures contracts	91,451
Translation of assets and liabilities in foreign currencies	(1,254,201)
Net unrealized gain (loss) on investments and foreign currency translation	$24,155,757
Net realized and unrealized gain (loss) on investments and foreign currency	$41,718,327
Change in net assets from operations	$65,151,337

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2014	2013
Change in net assets
From operations
Net investment income	$23,433,010	$14,466,285
Net realized gain (loss) on investments and foreign currency	17,562,570	9,109,431
Net unrealized gain (loss) on investments and foreign currency translation	24,155,757	117,662,145
Change in net assets from operations	$65,151,337	$141,237,861
Distributions declared to shareholders
From net investment income	$(23,128,568)	$(12,740,259)
From net realized gain on investments	(5,029,471)	—
Total distributions declared to shareholders	$(28,158,039)	$(12,740,259)
Change in net assets from fund share transactions	$244,027,546	$151,346,862
Total change in net assets	$281,020,844	$279,844,464
Net assets
At beginning of period	1,171,772,724	891,928,260
At end of period (including undistributed net investment income of $6,143,059 and $3,799,648, respectively)	$1,452,793,568	$1,171,772,724

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.32	$14.39	$13.52	$13.31	$12.49
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.24	$0.25	$0.26	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	1.91	0.92	0.35	0.85
Total from investment operations	$0.87	$2.15	$1.17	$0.61	$1.07
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.22)	$(0.30)	$(0.40)	$(0.25)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.22)	$(0.30)	$(0.40)	$(0.25)
Net asset value, end of period (x)	$16.80	$16.32	$14.39	$13.52	$13.31
Total return (%) (r)(s)(t)(x)	5.41	15.13	8.81	4.69	8.71
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.28	1.30	1.30	1.33
Expenses after expense reductions (f)	1.17	1.22	1.25	1.25	1.25
Net investment income	1.93	1.60	1.80	1.89	1.71
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$772,769	$657,312	$509,475	$477,216	$466,793

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.70	$14.73	$13.83	$13.60	$12.76
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.13	$0.15	$0.16	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	1.95	0.94	0.36	0.88
Total from investment operations	$0.77	$2.08	$1.09	$0.52	$1.00
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.11)	$(0.19)	$(0.29)	$(0.16)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.11)	$(0.19)	$(0.29)	$(0.16)
Net asset value, end of period (x)	$17.21	$16.70	$14.73	$13.83	$13.60
Total return (%) (r)(s)(t)(x)	4.66	14.20	8.01	3.94	7.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.03	2.05	2.05	2.08
Expenses after expense reductions (f)	1.92	1.97	2.00	2.00	2.00
Net investment income	1.19	0.86	1.05	1.14	0.96
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$66,528	$64,457	$59,468	$56,479	$54,548

Class C	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.50	$14.56	$13.67	$13.45	$12.62
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.13	$0.15	$0.16	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.57	1.92	0.93	0.36	0.87
Total from investment operations	$0.77	$2.05	$1.08	$0.52	$0.99
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.11)	$(0.19)	$(0.30)	$(0.16)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.27)	$(0.11)	$(0.19)	$(0.30)	$(0.16)
Net asset value, end of period (x)	$17.00	$16.50	$14.56	$13.67	$13.45
Total return (%) (r)(s)(t)(x)	4.70	14.19	8.05	3.92	7.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.03	2.05	2.05	2.08
Expenses after expense reductions (f)	1.92	1.97	2.00	2.00	2.00
Net investment income	1.17	0.85	1.05	1.14	0.96
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$308,269	$245,944	$186,974	$171,596	$170,189

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.17	$14.27	$13.41	$13.20	$12.39
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.28	$0.27	$0.29	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	1.88	0.92	0.35	0.85
Total from investment operations	$0.91	$2.16	$1.19	$0.64	$1.10
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.26)	$(0.33)	$(0.43)	$(0.29)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.43)	$(0.26)	$(0.33)	$(0.43)	$(0.29)
Net asset value, end of period (x)	$16.65	$16.17	$14.27	$13.41	$13.20
Total return (%) (r)(s)(x)	5.72	15.33	9.08	5.00	8.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.03	1.06	1.05	1.08
Expenses after expense reductions (f)	0.92	0.97	1.00	1.00	1.00
Net investment income	2.14	1.84	2.00	2.17	1.97
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$193,307	$108,175	$67,970	$26,765	$13,801

Class R1	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.44	$14.50	$13.62	$13.40	$12.58
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.13	$0.15	$0.15	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	1.92	0.92	0.37	0.86
Total from investment operations	$0.76	$2.05	$1.07	$0.52	$0.98
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.11)	$(0.19)	$(0.30)	$(0.16)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.27)	$(0.11)	$(0.19)	$(0.30)	$(0.16)
Net asset value, end of period (x)	$16.93	$16.44	$14.50	$13.62	$13.40
Total return (%) (r)(s)(x)	4.63	14.26	8.01	3.95	7.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.03	2.05	2.05	2.08
Expenses after expense reductions (f)	1.92	1.97	2.00	2.00	2.00
Net investment income	1.18	0.87	1.05	1.13	0.97
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$3,518	$3,613	$3,124	$3,126	$3,042

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.20	$14.29	$13.43	$13.22	$12.41
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.21	$0.21	$0.22	$0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	1.88	0.92	0.36	0.84
Total from investment operations	$0.83	$2.09	$1.13	$0.58	$1.03
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.18)	$(0.27)	$(0.37)	$(0.22)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.18)	$(0.27)	$(0.37)	$(0.22)
Net asset value, end of period (x)	$16.68	$16.20	$14.29	$13.43	$13.22
Total return (%) (r)(s)(x)	5.16	14.79	8.55	4.46	8.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.53	1.56	1.55	1.58
Expenses after expense reductions (f)	1.42	1.47	1.50	1.50	1.50
Net investment income	1.69	1.38	1.54	1.64	1.48
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$9,812	$10,528	$8,438	$5,687	$4,738

Class R3	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.27	$14.35	$13.48	$13.27	$12.46
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.24	$0.24	$0.25	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	1.90	0.93	0.36	0.85
Total from investment operations	$0.87	$2.14	$1.17	$0.61	$1.06
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.22)	$(0.30)	$(0.40)	$(0.25)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.22)	$(0.30)	$(0.40)	$(0.25)
Net asset value, end of period (x)	$16.75	$16.27	$14.35	$13.48	$13.27
Total return (%) (r)(s)(x)	5.42	15.10	8.84	4.72	8.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.28	1.31	1.30	1.33
Expenses after expense reductions (f)	1.17	1.22	1.25	1.25	1.25
Net investment income	1.93	1.59	1.77	1.87	1.70
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$13,576	$12,423	$9,575	$6,308	$5,223

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.33	$14.41	$13.52	$13.30	$12.49
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.27	$0.30	$0.29	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.56	1.91	0.90	0.36	0.85
Total from investment operations	$0.92	$2.18	$1.20	$0.65	$1.10
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.26)	$(0.31)	$(0.43)	$(0.29)
From net realized gain on investments	(0.07)	—	—	—	—
Total distributions declared to shareholders	$(0.43)	$(0.26)	$(0.31)	$(0.43)	$(0.29)
Net asset value, end of period (x)	$16.82	$16.33	$14.41	$13.52	$13.30
Total return (%) (r)(s)(x)	5.72	15.32	9.06	5.04	8.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.04	1.05	1.05	1.08
Expenses after expense reductions (f)	0.92	0.97	1.00	1.00	1.00
Net investment income	2.14	1.77	2.19	2.16	1.98
Portfolio turnover	23	40	30	46	66
Net assets at end of period (000 omitted)	$10,042	$7,938	$2,642	$32,383	$26,752

Class R5	Years ended 10/31
	2014	2013	2012 (i)
Net asset value, beginning of period	$16.18	$14.27	$13.29
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.29	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	1.89	1.01
Total from investment operations	$0.92	$2.18	$1.08
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.27)	$(0.10)
From net realized gain on investments	(0.07)	—	—
Total distributions declared to shareholders	$(0.45)	$(0.27)	$(0.10)
Net asset value, end of period (x)	$16.65	$16.18	$14.27
Total return (%) (r)(s)(x)	5.73	15.49	8.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.94	1.00	(a)
Expenses after expense reductions (f)	0.83	0.88	0.94	(a)
Net investment income	2.25	1.95	1.24	(a)
Portfolio turnover	23	40	30
Net assets at end of period (000 omitted)	$74,972	$61,383	$44,263

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the

Notes to Financial Statements – continued

correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts.

Notes to Financial Statements – continued

The following is a summary of the levels used as of October 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$451,649,853	$—	$—	$451,649,853
Japan	—	106,064,826	—	106,064,826
United Kingdom	91,372,323	—	—	91,372,323
Switzerland	59,952,372	—	—	59,952,372
France	35,511,297	—	—	35,511,297
Germany	34,873,652	—	—	34,873,652
Canada	18,198,310	—	—	18,198,310
Netherlands	18,002,863	—	—	18,002,863
Sweden	10,045,115	—	—	10,045,115
Other Countries	25,124,444	9,807,175	—	34,931,619
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	35,259,190	—	35,259,190
Non-U.S. Sovereign Debt	—	304,011,568	—	304,011,568
U.S. Corporate Bonds	—	68,404,831	—	68,404,831
Residential Mortgage-Backed Securities	—	39,664,662	—	39,664,662
Commercial Mortgage-Backed Securities	—	10,407,506	—	10,407,506
Asset-Backed Securities (including CDOs)	—	4,135,008	—	4,135,008
Foreign Bonds	—	57,369,948	—	57,369,948
Mutual Funds	73,098,625	—	—	73,098,625
Total Investments	$817,828,854	$635,124,714	$—	$1,452,953,568

Other Financial Instruments
Futures Contracts	$(24,550)	$—	$—	$(24,550)
Forward Foreign Currency Exchange Contracts	—	(720,188)	—	(720,188)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $115,872,001 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $6,388,163 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(24,550)
Foreign Exchange	Forward Foreign Currency Exchange	751,989	(1,472,177)
Total		$751,989	$(1,496,727)

(a)	The value of futures contracts and cleared swap agreements includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(208,045)	$—
Foreign Exchange	—	2,438,981
Total	$(208,045)	$2,438,981

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$91,451	$—
Foreign Exchange	—	(961,905)
Total	$91,451	$(961,905)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash”. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans

Notes to Financial Statements – continued

collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2014, there were no securities on loan or collateral outstanding.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals, derivative transactions and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/14	10/31/13
Ordinary income (including any short-term capital gains)	$23,128,568	$12,740,259
Long-term capital gains	5,029,471	—
Total distributions	$28,158,039	$12,740,259

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/14
Cost of investments	$1,213,546,038
Gross appreciation	264,831,854
Gross depreciation	(25,424,324)
Net unrealized appreciation (depreciation)	$239,407,530
Undistributed ordinary income	11,741,263
Undistributed long-term capital gain	14,552,612
Other temporary differences	(7,236,342)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/14	Year ended 10/31/13	Year ended 10/31/14	Year ended 10/31/13
Class A	$13,928,723	$8,126,701	$2,833,860	$—
Class B	747,446	428,412	267,205	—
Class C	3,208,700	1,428,041	1,049,903	—
Class I	3,060,675	1,368,635	469,212	—
Class R1	41,617	25,757	14,227	—
Class R2	171,283	109,187	44,914	—
Class R3	254,280	149,861	53,083	—
Class R4	196,389	72,033	33,990	—
Class R5	1,519,455	1,031,632	263,077	—
Total	$23,128,568	$12,740,259	$5,029,471	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.84 % of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million up to $1.0 billion and 0.70% of average daily net assets in excess of $1.0 billion. This written agreement was terminated on July 31, 2014. For the period November 1, 2013 through July 31, 2014, this management fee reduction amounted to $640,965, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2014,

Notes to Financial Statements – continued

the investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million up to $1.0 billion, 0.70% of average daily net asset in excess of $1.0 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2016. For the period August 1, 2014 through October 31, 2014, this management fee reduction amounted to $261,711, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2014, this management fee reduction amounted to $53,611, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.77% of the fund’s average daily net assets.

Prior to August 1, 2014, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.20%	1.95%	1.95%	0.95%	1.95%	1.45%	1.20%	0.95%	0.89%

This written agreement was terminated on July 31, 2014. For the period November 1, 2013 through July 31, 2014, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2014, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.13%	1.88%	1.88%	0.88%	1.88%	1.38%	1.13%	0.88%	0.82%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 29, 2016. For the period August 1, 2014 through October 31, 2014, this reduction amounted to $303,001 and is included in the reduction of total expenses on the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $712,138 for the year ended October 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and

Notes to Financial Statements – continued

another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,823,742
Class B	0.75%	0.25%	1.00%	1.00%	668,863
Class C	0.75%	0.25%	1.00%	1.00%	2,789,620
Class R1	0.75%	0.25%	1.00%	1.00%	36,185
Class R2	0.25%	0.25%	0.50%	0.50%	51,834
Class R3	—	0.25%	0.25%	0.25%	33,196
Total Distribution and Service Fees					$5,403,440

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2014, this rebate amounted to $24,266, $88, $323, and $1 for Class A, Class B, Class C, and Class R1, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2014, were as follows:

Amount
Class A	$5,913
Class B	93,937
Class C	43,432

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2014, the fee was $213,268, which equated to 0.0161% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,190,207.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.0136% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $264 and the Retirement Deferral plan resulted in an expense of $1,244. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $6,618 at October 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended October 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,322 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of

Notes to Financial Statements – continued

the payments made by the fund in the amount of $2,316, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended October 31, 2014, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$90,953,323	$76,944,324
Investments (non-U.S. Government securities)	$394,257,164	$207,210,047

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/14		Year ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,417,119	$189,955,986	11,377,278	$174,246,232
Class B	688,540	11,730,803	592,789	9,310,563
Class C	5,430,252	91,589,691	3,791,698	59,141,255
Class I	6,514,945	107,777,684	3,102,545	47,101,357
Class R1	37,495	632,111	67,568	1,018,489
Class R2	235,435	3,900,357	359,477	5,386,621
Class R3	148,102	2,451,388	186,936	2,854,769
Class R4	286,824	4,807,766	380,396	5,850,910
Class R5	1,211,880	20,214,508	1,567,146	23,023,585
	25,970,592	$433,060,294	21,425,833	$327,933,781

Notes to Financial Statements – continued

	Year ended 10/31/14		Year ended 10/31/13
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	947,166	$15,642,842	501,766	$7,424,684
Class B	50,573	852,438	24,152	357,818
Class C	190,475	3,176,064	69,254	1,014,909
Class I	156,082	2,562,571	65,855	970,730
Class R1	3,358	55,749	1,764	25,757
Class R2	6,928	113,454	4,000	58,589
Class R3	18,674	307,363	10,155	149,861
Class R4	11,631	192,521	4,397	65,745
Class R5	108,853	1,782,531	70,153	1,031,632
	1,493,740	$24,685,533	751,496	$11,099,725

Shares reacquired
Class A	(6,654,074)	$(111,036,032)	(6,992,791)	$(106,295,273)
Class B	(732,667)	(12,498,870)	(795,396)	(12,377,878)
Class C	(2,384,622)	(40,205,097)	(1,801,269)	(27,650,238)
Class I	(1,749,781)	(28,765,191)	(1,243,985)	(18,888,682)
Class R1	(52,839)	(880,083)	(64,991)	(987,619)
Class R2	(303,991)	(5,059,774)	(304,092)	(4,575,695)
Class R3	(119,927)	(1,992,813)	(100,605)	(1,504,359)
Class R4	(187,413)	(3,129,743)	(82,092)	(1,259,260)
Class R5	(613,493)	(10,150,678)	(944,730)	(14,147,640)
	(12,798,807)	$(213,718,281)	(12,329,951)	$(187,686,644)

Net change
Class A	5,710,211	$94,562,796	4,886,253	$75,375,643
Class B	6,446	84,371	(178,455)	(2,709,497)
Class C	3,236,105	54,560,658	2,059,683	32,505,926
Class I	4,921,246	81,575,064	1,924,415	29,183,405
Class R1	(11,986)	(192,223)	4,341	56,627
Class R2	(61,628)	(1,045,963)	59,385	869,515
Class R3	46,849	765,938	96,486	1,500,271
Class R4	111,042	1,870,544	302,701	4,657,395
Class R5	707,240	11,846,361	692,569	9,907,577
	14,665,525	$244,027,546	9,847,378	$151,346,862

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating

Notes to Financial Statements – continued

funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2014, the fund’s commitment fee and interest expense were $4,937 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	28,296,047	280,701,678	(235,899,100)	73,098,625

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$54,759	$73,098,625

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Total Return Fund (the Fund) (one of the series constituting MFS Series Trust VI) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Fund (one of the series constituting MFS Series Trust VI) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 18, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Pablo De La Mata Pilar Gomez-Bravo Steven Gorham Richard Hawkins Robert Persons Benjamin Stone Erik Weisman Barnaby Wiener

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2013, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s performance relative to the Lipper performance universe improved for the three-year period ended December 31, 2013, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, and that MFS has agreed to further reduce such expense limitation for

Board Review of Investment Advisory Agreement – continued

the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $500 million and $1 billion, and that MFS has agreed in writing to implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $2.5 billion, each of which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $7,529,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 37.13% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2014

MFS® UTILITIES FUND

MMU-ANN

MFS® UTILITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The U.S. economy stands on much firmer ground than the rest of the world, expanding at an annualized pace of more than 3%. The U.S. Federal Reserve has ended its “QE3”

bond-purchasing program as the labor market has regained momentum amid other positive indicators. Improved consumer confidence and falling gasoline prices are expected to continue propelling demand for products and services heading into the end of the year.

In contrast, all other major economic regions continue to struggle. The eurozone economy is barely expanding, and deflation threatens the bloc. The European Central Bank has made several attempts to stimulate the region’s economy, but has so far held back from large-scale asset purchases, including government bonds.

Japan continues to try to strengthen its economy. After making early progress at ending deflation and stimulating growth last year, the country hit a setback last spring when the sales tax increase was introduced, causing the need for recent additional monetary stimulus. China continues to struggle, and its growth rate is projected to continue to slow as it transitions to a more sustainable economy.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplined, long-term approach.

We understand that these are challenging economic times. Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management

December 16, 2014

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
PPL Corp.	3.3%
NextEra Energy, Inc.	3.2%
Comcast Corp., “Special A”	3.0%
Williams Cos., Inc.	3.0%
NRG Energy, Inc.	2.8%
Sempra Energy	2.5%
Kinder Morgan, Inc.	2.4%
Public Service Enterprise Group, Inc.	2.2%
Calpine Corp.	2.1%
Exelon Corp.	2.0%

Top five industries (i)
Utilities-Electric Power	47.5%
Natural Gas-Pipeline	12.6%
Cable TV	8.6%
Telephone Services	7.2%
Telecommunications-Wireless	6.9%

Issuer country weightings (i)(x)
United States	70.3%
Portugal	3.7%
United Kingdom	3.7%
Brazil	3.2%
Spain	2.8%
Italy	2.3%
Canada	2.0%
Netherlands	1.4%
Russia	1.3%
Other Countries	9.3%

(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 10/31/14.

The	portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2014, Class A shares of the MFS Utilities Fund (“fund”) provided a total return of 14.99%, at net asset value. This compares with a return of 17.27% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 21.89% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.

Market Environment

Prior to the reporting period, the decision by the US Federal Reserve (“Fed”) to postpone the tapering of its quantitative easing (“QE”) program surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government (from October 1 through 16, 2013) and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank (“ECB”) to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014 and that tapering would have no major impact on the trajectory.

As the period progressed, financial markets were forced to contend with a series of positive and negative return episodes. Geopolitical tensions flared in the Middle East and Russia/Ukraine. Market setbacks were short-lived, as improving economic growth in the US coupled with prospects for easier monetary policy in regions with slowing growth such as Japan, Europe and China, supported risk assets. For example, the ECB cut policy interest rates into negative territory and, by the end of the period, expectations were for additional rate cuts and the announcement for non-conventional easing measures. Similarly, the Bank of Japan surprised markets late in the period with fresh stimulus measures given lackluster growth trends and the related decline in developed market government bond yields and credit spreads were also supportive for equity markets. At the end of the period, the US equity market was trading at all-time highs.

Detractors from Performance

Stock selection in the electric power industry detracted from performance relative to the Standard & Poor’s 500 Utilities Index. Within this industry, the timing of the fund’s underweight allocation to utility services provider Exelon hampered relative results. Shares of Exelon grew steadily over the reporting period as a result of positive sentiment in gas prices which drove the stock’s performance. Additionally, holdings of integrated electric company Energias do Brasil (b) (Brazil) and electricity and natural gas provider OGE Energy (b) also hurt relative results. Shares of Energias do Brasil declined at the beginning of the calendar year after the company reported poor revenue results reflecting increased expenses and missed new contract opportunities at the company’s Pecem port location. Not holding shares of strong-performing integrated electric company Entergy also held back relative returns.

3

Management Review – continued

The fund’s out-of-benchmark exposure to both the wireless communications and telephone services industries also dampened relative results. Within the wireless communications industry, holdings of Russian telecommunications company Mobile TeleSystems OJSC (b) weighed on relative performance. Despite increased market share and a decline in operating costs, the stock failed to turn in positive performance as macroeconomic concerns over capital outflows, due to the country’s strained relationship with the Ukraine, dampened performance. Within the telephone services industry, holdings of telecommunication services providers Oi (b) (Brazil) and Hellenic Telecommunications Organization (b) (Greece) also detracted from relative results. Shares of Oi depreciated steadily over the period after a mobile termination rate cut in Brazil in late February, an ongoing decline in its fixed line business and a sluggish Brazilian economy.

Elsewhere, the timing of the fund’s ownership in natural gas services provider ONEOK, and holdings of oil and natural gas company Energen (b), also detracted from relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

An overweight allocation to the natural gas pipeline industry boosted relative performance. The fund’s ownership of integrated natural gas company Williams Cos. (b) and liquefied natural gas (LNG) terminals operator Cheniere Energy (b) aided relative results as both stocks outpaced the benchmark over the reporting period. The share price of Williams Cos. appreciated during the second quarter of the year after the company announced an agreement to acquire Global Infrastructure Partners’ interests in Access Midstream Partners that would rejuvenate long-term growth potential for the company.

Elsewhere, not owning shares of poor-performing diversified energy company FirstEnergy, electricity and natural gas operator Consolidated Edison and electric company Southern Company contributed to relative returns. Shares of FirstEnergy dropped early in the reporting period after management narrowed full-year guidance citing higher costs and lower capacity revenues. Additionally, holdings of cable and telecommunications company Altice S.A. (b) (Netherlands), integrated utility company EDP-Energias de Portugal (b) (Portugal) and electricity systems operator Red Electrica de Espana (b) (Spain) also aided relative performance. Shares of Altice S.A. appreciated substantially within its first few months of trading after the company floated on the Amsterdam stock exchange at the beginning of 2014. Underweight positions in

4

Management Review – continued

diversified energy companies Centerpoint Energy (h) and Dominion Resources were also among the fund’s top contributors as both stocks lagged the benchmark during the period.

Respectfully,

Claud Davis	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective April 30, 2014, Claud Davis became a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	14.99%	15.56%	12.97%	N/A
B	9/07/93	14.15%	14.69%	12.12%	N/A
C	1/03/94	14.16%	14.70%	12.12%	N/A
I	1/02/97	15.28%	15.85%	13.25%	N/A
R1	4/01/05	14.18%	14.70%	N/A	11.41%
R2	10/31/03	14.74%	15.27%	12.62%	N/A
R3	4/01/05	15.00%	15.56%	N/A	12.22%
R4	4/01/05	15.26%	15.84%	N/A	12.52%
R5	6/01/12	15.42%	N/A	N/A	20.78%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		17.27%	16.69%	8.20%	N/A
Standard & Poor’s 500 Utilities Index (f)		21.89%	14.58%	9.86%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		8.38%	14.20%	12.30%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		10.15%	14.45%	12.12%	N/A
C With CDSC (1% for 12 months) (v)		13.16%	14.70%	12.12%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2014 through October 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/14	Ending Account Value 10/31/14	Expenses Paid During Period (p) 5/01/14-10/31/14
A	Actual	0.96%	$1,000.00	$1,042.60	$4.94
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
B	Actual	1.71%	$1,000.00	$1,038.56	$8.79
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
C	Actual	1.71%	$1,000.00	$1,038.58	$8.79
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
I	Actual	0.71%	$1,000.00	$1,043.71	$3.66
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
R1	Actual	1.71%	$1,000.00	$1,038.64	$8.79
	Hypothetical (h)	1.71%	$1,000.00	$1,016.59	$8.69
R2	Actual	1.21%	$1,000.00	$1,041.45	$6.23
	Hypothetical (h)	1.21%	$1,000.00	$1,019.11	$6.16
R3	Actual	0.96%	$1,000.00	$1,042.62	$4.94
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89
R4	Actual	0.71%	$1,000.00	$1,043.37	$3.66
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
R5	Actual	0.63%	$1,000.00	$1,044.10	$3.25
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 89.3%
Issuer	Shares/Par	Value ($)

Cable TV - 8.6%
Astro Malaysia Holdings Berhad	31,270,300	$31,372,498
Charter Communications, Inc., “A” (a)	397,281	62,925,338
Comcast Corp., “Special A”	3,553,981	195,966,512
Liberty Global PLC, “A” (a)	438,516	19,939,323
Liberty Global PLC, “C” (a)	2,003,930	89,114,767
Time Warner Cable, Inc.	650,301	95,730,810
Ziggo N.V. (a)	1,191,441	58,206,721

		$553,255,969
Energy - Independent - 5.1%
Access Midstream Partners LP	578,921	$36,060,989
Anadarko Petroleum Corp.	585,966	53,779,959
Antero Resources Corp. (a)	332,182	17,419,624
Enable Midstream Partners LP	428,387	10,349,830
Energen Corp.	693,922	46,978,519
EQT Corp.	683,878	64,311,887
Keyera Corp.	41,004	3,261,984
Markwest Energy Partners LP	412,296	28,881,335
Noble Energy, Inc.	567,106	32,682,319
Western Gas Equity Partners LP	596,989	36,846,161

		$330,572,607
Internet - 0.5%
Rocket Internet AG (a)	533,539	$28,415,687

Natural Gas - Distribution - 6.3%
AGL Energy Ltd.	1,404,355	$16,821,935
China Resources Gas Group Ltd.	14,990,000	42,813,937
Gas Natural SDG S.A.	1,216,102	35,066,279
GDF Suez	2,778,505	67,391,856
Infraestructura Energetica Nova S.A.B. de C.V.	2,233,243	13,668,533
NiSource, Inc.	381,748	16,056,321
Sempra Energy	1,450,646	159,571,060
Snam S.p.A.	6,085,708	32,869,374
Spectra Energy Corp.	644,772	25,229,928

		$409,489,223
Natural Gas - Pipeline - 12.6%
APA Group	2,214,245	$15,382,696
Cheniere Energy, Inc. (a)	439,006	32,925,450

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Pipeline - continued
Cone Midstream Partners LP (a)	383,890	$11,616,511
El Paso Pipeline Partners LP	90,640	3,684,516
Enagas S.A.	2,098,476	70,344,614
Enbridge, Inc.	1,332,637	63,058,011
Energy Transfer Equity LP	1,010,461	58,970,504
JP Energy Partners LP (a)	885,798	14,978,844
Kinder Morgan, Inc. (l)	4,025,846	155,800,240
ONEOK Partners LP	444,238	22,700,562
ONEOK, Inc.	1,241,090	73,149,845
Plains All American Pipeline LP	268,533	15,131,835
Plains GP Holdings LP	582,630	16,709,828
SemGroup Corp., “A”	420,415	32,266,851
Williams Cos., Inc.	3,484,942	193,449,130
Williams Partners LP	706,439	36,416,930

		$816,586,367
Oil Services - 0.2%
Halliburton Co.	239,072	$13,182,430

Telecommunications - Wireless - 6.9%
Advanced Info Service PLC	298,400	$2,189,671
American Tower Corp., REIT	851,274	82,999,215
Cellcom Israel Ltd.	1,703,611	17,240,543
Idea Cellular Ltd.	2,646,670	7,074,154
KDDI Corp.	595,600	38,370,573
MegaFon OJSC	1,226,875	28,708,875
Mobile TeleSystems OJSC (a)	708,390	4,199,916
Mobile TeleSystems OJSC, ADR	3,604,500	51,544,350
Philippine Long Distance Telephone Co.	90,555	6,304,041
SBA Communications Corp. (a)	677,328	76,084,254
TIM Participacoes S.A., ADR	767,399	21,118,820
Turkcell Iletisim Hizmetleri AS (a)	6,561,315	38,081,103
Vivendi S.A.	127,814	3,119,313
Vodafone Group PLC	20,186,384	66,941,644

		$443,976,472
Telephone Services - 6.8%
Altice S.A. (a)	507,848	$31,623,199
Bezeq - The Israel Telecommunication Corp. Ltd.	32,641,534	55,373,095
Com Hem Holding AB (a)	6,701,850	49,827,206
Hellenic Telecommunications Organization S.A. (a)	3,953,713	44,640,905
Oi S.A., NPV (a)	13,973,395	7,725,716
PT XL Axiata Tbk	36,462,000	16,669,636

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telephone Services - continued
Quebecor, Inc., “B”	1,344,680	$34,516,297
TDC A.S.	5,078,585	38,742,434
Telecom Italia S.p.A. (a)	3,009,134	3,403,234
Telecom Italia S.p.A.	71,488,780	63,874,935
TELUS Corp.	861,376	30,869,062
Verizon Communications, Inc.	1,261,585	63,394,646

		$440,660,365
Utilities - Electric Power - 42.3%
Abengoa Yield PLC (a)(l)	1,426,579	$46,363,818
AES Corp.	7,649,250	107,624,948
Aksa Enerji Uretim A.S. (a)	15,403,849	18,573,467
ALLETE, Inc.	862,638	45,064,209
Ameren Corp.	827,296	35,027,713
American Electric Power Co., Inc.	1,730,985	100,985,665
Calpine Corp. (a)	6,064,071	138,382,100
Cheung Kong Infrastructure Holdings Ltd.	3,881,000	28,324,997
China Longyuan Electric Power Group Corp.	16,822,000	17,960,473
CMS Energy Corp.	3,619,425	118,246,615
Companhia Paranaense de Energia, ADR (l)	1,098,533	15,489,315
Covanta Holding Corp.	727,563	16,057,315
CPFL Energia S.A.	4,146,653	31,126,254
Dominion Resources, Inc.	1,074,816	76,634,381
Drax Group PLC	4,348,403	41,354,254
DTE Energy Co.	664,665	54,608,876
Dynegy, Inc. (a)	3,534,629	107,806,185
Edison International	877,801	54,932,787
EDP Renovaveis S.A.	17,861,225	116,032,404
Enel Green Power S.p.A.	2,592,772	6,361,801
Enel S.p.A	7,786,634	39,714,329
Energias de Portugal S.A.	28,778,763	123,735,950
Energias do Brasil S.A.	11,552,823	45,084,870
Equatorial Energia S.A.	1,491,631	15,217,899
Exelon Corp.	3,585,449	131,191,579
Iberdrola S.A.	2,542,647	17,974,020
Infinis Energy PLC	3,604,069	12,441,796
ITC Holdings Corp.	405,777	16,072,827
Light S.A.	2,280,636	18,729,950
NextEra Energy Partners LP (a)	157,138	5,744,965
NextEra Energy, Inc.	2,070,286	207,484,063
Northeast Utilities	1,688,887	83,346,573
NRG Energy, Inc.	6,077,421	182,201,082
NRG Yield, Inc.	345,274	17,253,342
OGE Energy Corp.	2,926,359	109,123,927

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
PG&E Corp.	122,745	$6,176,528
Pinnacle West Capital Corp.	798,307	49,071,931
PPL Corp.	6,076,163	212,604,943
Public Service Enterprise Group, Inc.	3,378,274	139,556,499
Red Electrica de Espana	650,124	56,735,909
SSE PLC	2,528,385	64,674,073

		$2,731,094,632
Total Common Stocks (Identified Cost, $4,568,266,564)		$5,767,233,752

Bonds - 0.1%
Asset-Backed & Securitized - 0.0%
Falcon Franchise Loan LLC, FRN, 4.465%, 1/05/23 (i)(z)	$296,394	$23,830

Utilities - Electric Power - 0.1%
Viridian Group FundCo II, Ltd., 11.125%, 4/01/17 (n)	$5,328,000	$5,727,600
Total Bonds (Identified Cost, $5,239,777)		$5,751,430

Convertible Preferred Stocks - 4.7%
Utilities - Electric Power - 4.7%
Dominion Resources, Inc., “A”, 6.125%	587,501	$33,417,057
Dominion Resources, Inc., “B”, 6%	714,191	40,744,597
Dominion Resources, Inc., 6.375%	497,753	25,061,864
Dynegy, Inc., 5.375%	643,285	64,650,143
Exelon Corp., 6.5%	1,616,292	85,146,263
NextEra Energy, Inc., 5.799%	120,342	6,672,964
NextEra Energy, Inc., 5.889%	817,004	51,708,183
Total Convertible Preferred Stocks (Identified Cost, $284,995,372)		$307,401,071

Preferred Stocks - 0.8%
Telephone Services - 0.4%
Oi S.A. (a)	50,647,002	$26,571,332

Utilities - Electric Power - 0.4%
Companhia Paranaense de Energia	2,033,000	$28,395,872
Total Preferred Stocks (Identified Cost, $71,927,467)		$54,967,204

Money Market Funds - 3.7%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	241,096,971	$241,096,971

14

Portfolio of Investments – continued

Collateral for Securities Loaned - 1.3%
Issuer	Shares/Par	Value ($)

JPMorgan Prime Money Market Fund, 0.07%, at Cost and Net Asset Value (j)	81,310,025	$81,310,025
Total Investments (Identified Cost, $5,252,836,176)		$6,457,760,453

Other Assets, Less Liabilities - 0.1%		6,517,560
Net Assets - 100.0%		$6,464,278,013

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $5,727,600, representing 0.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 4.465%, 1/05/23	1/18/02	$7,763	$23,830
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro
GBP	British Pound

15

Portfolio of Investments – continued

Derivative Contracts at 10/31/14

Forward Foreign Currency Exchange Contracts at 10/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Barclays Bank PLC	75,326,407	12/18/14	$97,601,932	$94,422,504	$3,179,428
SELL	EUR	Citibank N.A.	19,433,603	1/09/15	24,594,972	24,364,044	230,928
SELL	EUR	Credit Suisse Group	74,093,496	1/09/15	93,680,480	92,891,533	788,947
SELL	EUR	Deutsche Bank AG	64,567,768	1/09/15	81,618,827	80,949,061	669,766
SELL	EUR	Deutsche Bank AG	465,714	1/09/15	589,648	583,869	5,779
SELL	EUR	Goldman Sachs International	832,256	1/09/15	1,058,487	1,043,405	15,082
SELL	EUR	JPMorgan Chase Bank	91,345,814	1/09/15	115,576,205	114,520,886	1,055,319
SELL	EUR	Merrill Lynch International Bank	1,494,306	1/09/15	1,909,926	1,873,422	36,504
SELL	EUR	Merrill Lynch International Bank	813,150	1/09/15	1,036,946	1,019,452	17,494
SELL	EUR	Morgan Stanley	5,047,412	1/09/15	6,470,882	6,327,975	142,907
SELL	EUR	UBS AG	60,076,246	1/09/15	76,013,868	75,318,010	695,858
SELL	GBP	Barclays Bank PLC	3,608,780	1/09/15	5,820,084	5,769,865	50,219
SELL	GBP	Credit Suisse Group	34,452,838	1/09/15	55,123,168	55,084,609	38,559
SELL	GBP	Deutsche Bank AG	1,285,894	1/09/15	2,067,906	2,055,940	11,966
SELL	GBP	Merrill Lynch International Bank	33,741,891	1/09/15	54,020,600	53,947,919	72,681
SELL	GBP	Merrill Lynch International Bank	1,084,414	1/09/15	1,748,484	1,733,805	14,679

							$7,026,116

Liability Derivatives
BUY	EUR	Citibank N.A.	1,028,282	1/09/15	$1,306,881	$1,289,165	$(17,716)
BUY	GBP	Credit Suisse Group	1,534,723	1/09/15	2,463,763	2,453,778	(9,985)

							$(27,701)

16

Portfolio of Investments – continued

At October 31, 2014, the fund had cash collateral of $350,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $5,011,739,205)	$6,216,663,482
Underlying affiliated funds, at cost and value	241,096,971
Total investments, at value, including $79,594,400 of securities on loan (identified cost, $5,252,836,176)	$6,457,760,453
Restricted cash	350,000
Foreign currency, at value (identified cost, $679,245)	679,245
Receivables for
Forward foreign currency exchange contracts	7,026,116
Investments sold	103,773,015
Fund shares sold	15,503,360
Interest and dividends	12,643,802
Other assets	1
Total assets	$6,597,735,992
Liabilities
Payables for
Distributions	$1,406,934
Forward foreign currency exchange contracts	27,701
Investments purchased	38,448,013
Fund shares reacquired	6,661,753
Collateral for securities loaned, at value	81,310,025
Payable to affiliates
Investment adviser	204,168
Shareholder servicing costs	4,672,000
Distribution and service fees	135,473
Payable for independent Trustees’ compensation	6,502
Deferred country tax expense payable	106,231
Accrued expenses and other liabilities	479,179
Total liabilities	$133,457,979
Net assets	$6,464,278,013
Net assets consist of
Paid-in capital	$4,894,594,394
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $106,231 deferred country tax)	1,211,396,962
Accumulated net realized gain (loss) on investments and foreign currency	348,739,011
Undistributed net investment income	9,547,646
Net assets	$6,464,278,013
Shares of beneficial interest outstanding	277,129,835

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,597,062,856	154,120,153	$23.34
Class B	332,141,290	14,290,386	23.24
Class C	1,145,572,466	49,289,325	23.24
Class I	864,694,745	36,935,216	23.41
Class R1	14,177,140	610,901	23.21
Class R2	137,813,295	5,918,097	23.29
Class R3	177,561,758	7,611,170	23.33
Class R4	144,909,982	6,204,733	23.35
Class R5	50,344,481	2,149,854	23.42

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $24.76 [100 / 94.25 x $23.34]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$236,143,257
Interest	1,899,626
Dividends from underlying affiliated funds	138,910
Foreign taxes withheld	(9,029,841)
Total investment income	$229,151,952
Expenses
Management fee	$33,642,169
Distribution and service fees	23,004,522
Shareholder servicing costs	6,027,243
Administrative services fee	517,614
Independent Trustees’ compensation	87,580
Custodian fee	766,549
Shareholder communications	326,989
Audit and tax fees	65,404
Legal fees	51,413
Miscellaneous	482,508
Total expenses	$64,971,991
Fees paid indirectly	(1,873)
Reduction of expenses by investment adviser and distributor	(70,994)
Net expenses	$64,899,124
Net investment income	$164,252,828
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$369,478,976
Foreign currency	25,906,656
Net realized gain (loss) on investments and foreign currency	$395,385,632
Change in unrealized appreciation (depreciation)
Investments (net of $106,231 increase in deferred country tax)	$217,923,589
Translation of assets and liabilities in foreign currencies	11,135,501
Net unrealized gain (loss) on investments and foreign currency translation	$229,059,090
Net realized and unrealized gain (loss) on investments and foreign currency	$624,444,722
Change in net assets from operations	$788,697,550

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2014	2013
Change in net assets
From operations
Net investment income	$164,252,828	$140,407,201
Net realized gain (loss) on investments and foreign currency	395,385,632	316,670,821
Net unrealized gain (loss) on investments and foreign currency translation	229,059,090	473,848,983
Change in net assets from operations	$788,697,550	$930,927,005
Distributions declared to shareholders
From net investment income	$(159,743,376)	$(133,999,706)
From net realized gain on investments	(223,100,887)	(3,193,095)
Total distributions declared to shareholders	$(382,844,263)	$(137,192,801)
Change in net assets from fund share transactions	$650,030,340	$(119,907,834)
Total change in net assets	$1,055,883,627	$673,826,370
Net assets
At beginning of period	5,408,394,386	4,734,568,016
At end of period (including undistributed net investment income of $9,547,646 and $7,594,868, respectively)	$6,464,278,013	$5,408,394,386

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.80	$18.61	$17.11	$16.01	$13.79
Income (loss) from investment operations
Net investment income (d)	$0.66	$0.60	$0.51	$0.61	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	2.42	3.17	1.53	1.02	2.26
Total from investment operations	$3.08	$3.77	$2.04	$1.63	$2.73
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.57)	$(0.54)	$(0.53)	$(0.51)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.54)	$(0.58)	$(0.54)	$(0.53)	$(0.51)
Net asset value, end of period (x)	$23.34	$21.80	$18.61	$17.11	$16.01
Total return (%) (r)(s)(t)(x)	14.99	20.59	12.17	10.26	20.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.01	1.02	1.04	1.07
Expenses after expense reductions (f)	0.97	1.01	1.02	1.04	1.07
Net investment income	2.97	2.97	2.90	3.62	3.20
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$3,597,063	$3,242,884	$2,699,649	$2,343,368	$1,947,269

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.71	$18.55	$17.05	$15.95	$13.75
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.44	$0.37	$0.49	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	2.41	3.15	1.54	1.01	2.24
Total from investment operations	$2.90	$3.59	$1.91	$1.50	$2.60
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.42)	$(0.41)	$(0.40)	$(0.40)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.37)	$(0.43)	$(0.41)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$23.24	$21.71	$18.55	$17.05	$15.95
Total return (%) (r)(s)(t)(x)	14.15	19.60	11.39	9.47	19.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Expenses after expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Net investment income	2.23	2.21	2.14	2.88	2.45
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$332,141	$305,988	$265,748	$233,107	$209,277

Class C	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.71	$18.55	$17.05	$15.96	$13.75
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.44	$0.38	$0.48	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	2.41	3.15	1.53	1.01	2.25
Total from investment operations	$2.90	$3.59	$1.91	$1.49	$2.61
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.42)	$(0.41)	$(0.40)	$(0.40)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.37)	$(0.43)	$(0.41)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$23.24	$21.71	$18.55	$17.05	$15.96
Total return (%) (r)(s)(t)(x)	14.16	19.61	11.40	9.41	19.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Expenses after expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Net investment income	2.21	2.21	2.15	2.86	2.44
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$1,145,572	$917,978	$739,959	$608,042	$459,807

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.86	$18.67	$17.15	$16.05	$13.82
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.65	$0.57	$0.66	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	2.44	3.17	1.53	1.01	2.27
Total from investment operations	$3.15	$3.82	$2.10	$1.67	$2.77
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.62)	$(0.58)	$(0.57)	$(0.54)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.60)	$(0.63)	$(0.58)	$(0.57)	$(0.54)
Net asset value, end of period (x)	$23.41	$21.86	$18.67	$17.15	$16.05
Total return (%) (r)(s)(x)	15.28	20.82	12.54	10.50	20.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.76	0.77	0.79	0.82
Expenses after expense reductions (f)	0.72	0.76	0.77	0.79	0.82
Net investment income	3.14	3.21	3.22	3.88	3.37
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$864,695	$566,374	$462,849	$286,562	$155,487

Class R1	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.68	$18.52	$17.03	$15.94	$13.73
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.44	$0.37	$0.48	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	2.41	3.15	1.53	1.01	2.25
Total from investment operations	$2.90	$3.59	$1.90	$1.49	$2.61
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.42)	$(0.41)	$(0.40)	$(0.40)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.37)	$(0.43)	$(0.41)	$(0.40)	$(0.40)
Net asset value, end of period (x)	$23.21	$21.68	$18.52	$17.03	$15.94
Total return (%) (r)(s)(x)	14.18	19.63	11.35	9.42	19.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Expenses after expense reductions (f)	1.72	1.76	1.77	1.79	1.82
Net investment income	2.21	2.22	2.15	2.83	2.46
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$14,177	$12,041	$12,092	$11,686	$10,157

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.75	$18.58	$17.07	$15.98	$13.77
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.54	$0.46	$0.57	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	2.42	3.16	1.55	1.01	2.25
Total from investment operations	$3.02	$3.70	$2.01	$1.58	$2.68
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.52)	$(0.50)	$(0.49)	$(0.47)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.48)	$(0.53)	$(0.50)	$(0.49)	$(0.47)
Net asset value, end of period (x)	$23.29	$21.75	$18.58	$17.07	$15.98
Total return (%) (r)(s)(x)	14.74	20.22	11.99	9.94	19.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.26	1.27	1.29	1.32
Expenses after expense reductions (f)	1.22	1.26	1.27	1.29	1.32
Net investment income	2.69	2.71	2.65	3.37	2.93
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$137,813	$116,355	$116,173	$101,994	$79,748

Class R3	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.79	$18.59	$17.09	$15.99	$13.78
Income (loss) from investment operations
Net investment income (d)	$0.65	$0.52	$0.51	$0.61	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	2.43	3.25	1.53	1.02	2.25
Total from investment operations	$3.08	$3.77	$2.04	$1.63	$2.72
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.56)	$(0.54)	$(0.53)	$(0.51)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.54)	$(0.57)	$(0.54)	$(0.53)	$(0.51)
Net asset value, end of period (x)	$23.33	$21.79	$18.59	$17.09	$15.99
Total return (%) (r)(s)(x)	15.00	20.61	12.19	10.27	20.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.00	1.02	1.04	1.07
Expenses after expense reductions (f)	0.97	1.00	1.02	1.04	1.07
Net investment income	2.93	2.67	2.90	3.62	3.19
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$177,562	$135,710	$364,245	$324,613	$277,390

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 10/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$21.81	$18.63	$17.12	$16.02	$13.80
Income (loss) from investment operations
Net investment income (d)	$0.71	$0.65	$0.56	$0.64	$0.52
Net realized and unrealized gain (loss) on investments and foreign currency	2.43	3.16	1.53	1.03	2.24
Total from investment operations	$3.14	$3.81	$2.09	$1.67	$2.76
Less distributions declared to shareholders
From net investment income	$(0.70)	$(0.62)	$(0.58)	$(0.57)	$(0.54)
From net realized gain on investments	(0.90)	(0.01)	—	—	—
Total distributions declared to shareholders	$(1.60)	$(0.63)	$(0.58)	$(0.57)	$(0.54)
Net asset value, end of period (x)	$23.35	$21.81	$18.63	$17.12	$16.02
Total return (%) (r)(s)(x)	15.26	20.82	12.50	10.52	20.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.76	0.77	0.79	0.82
Expenses after expense reductions (f)	0.72	0.76	0.77	0.79	0.82
Net investment income	3.19	3.22	3.17	3.78	3.51
Portfolio turnover	46	54	46	51	54
Net assets at end of period (000 omitted)	$144,910	$108,572	$73,570	$45,233	$24,422

Class R5	Years ended 10/31
	2014	2013	2012 (i)
Net asset value, beginning of period	$21.86	$18.67	$16.71
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.72	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	2.55	3.12	1.96	(g)
Total from investment operations	$3.17	$3.84	$2.18
Less distributions declared to shareholders
From net investment income	$(0.71)	$(0.64)	$(0.22)
From net realized gain on investments	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.61)	$(0.65)	$(0.22)
Net asset value, end of period (x)	$23.42	$21.86	$18.67
Total return (%) (r)(s)(x)	15.42	20.95	13.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.65	0.71	(a)
Expenses after expense reductions (f)	0.63	0.65	0.71	(a)
Net investment income	2.71	3.48	2.93	(a)
Portfolio turnover	46	54	46
Net assets at end of period (000 omitted)	$50,344	$2,492	$283

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Utilities Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

28

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial

29

Notes to Financial Statements – continued

condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,217,906,398	$—	$—	$4,217,906,398
Portugal	239,768,355	—	—	239,768,355
United Kingdom	231,775,585	—	—	231,775,585
Brazil	209,460,027	—	—	209,460,027
Spain	180,120,822	—	—	180,120,822
Italy	146,223,673	—	—	146,223,673
Canada	131,705,354	—	—	131,705,354
Netherlands	89,829,920	—	—	89,829,920
Russia	80,253,225	4,199,916	—	84,453,141
Other Countries	463,146,628	135,212,124	—	598,358,752
Commercial Mortgage-Backed Securities	—	23,830	—	23,830
Foreign Bonds	—	5,727,600	—	5,727,600
Mutual Funds	322,406,996	—	—	322,406,996
Total Investments	$6,312,596,983	$145,163,470	$—	$6,457,760,453

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$6,998,415	$—	$6,998,415

For further information regarding security characteristics, see the Portfolio of Investments.

30

Notes to Financial Statements – continued

Of the level 2 investments presented above, equity investments amounting to $125,948,299 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $66,941,644 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$7,026,116	$(27,701)

31

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2014 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$27,601,524

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2014 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$11,296,857

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign

32

Notes to Financial Statements – continued

currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will for the benefit of the fund either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan with a fair value of $79,594,400 and a related liability of $81,310,025 for cash collateral received on securities loaned, both of which are presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated

33

Notes to Financial Statements – continued

between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

34

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/14	10/31/13
Ordinary income (including any short-term capital gains)	$273,799,802	$133,999,706
Long-term capital gains	109,044,461	3,193,095
Total distributions	$382,844,263	$137,192,801

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/14
Cost of investments	$5,279,005,647
Gross appreciation	1,363,158,369
Gross depreciation	(184,403,563)
Net unrealized appreciation (depreciation)	$1,178,754,806
Undistributed ordinary income	98,863,443
Undistributed long-term capital gain	303,029,482
Other temporary differences	(10,964,112)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

35

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/14	Year ended 10/31/13	Year ended 10/31/14	Year ended 10/31/13
Class A	$97,218,583	$82,927,278	$133,161,909	$1,865,224
Class B	6,798,922	5,893,682	12,632,156	181,966
Class C	21,817,584	17,048,487	38,095,498	516,948
Class I	21,258,017	15,358,585	23,289,939	312,936
Class R1	278,260	243,523	502,602	7,728
Class R2	3,301,360	2,911,152	4,808,744	74,515
Class R3	4,430,526	6,791,640	5,570,819	178,234
Class R4	3,957,455	2,780,051	4,594,337	54,856
Class R5	682,669	45,308	444,883	688
Total	$159,743,376	$133,999,706	$223,100,887	$3,193,095

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.60%
Average daily net assets in excess of $3 billion	0.55%

The management fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,129,762 for the year ended October 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

36

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$8,460,528
Class B	0.75%	0.25%	1.00%	1.00%	3,193,727
Class C	0.75%	0.25%	1.00%	1.00%	10,210,423
Class R1	0.75%	0.25%	1.00%	1.00%	129,512
Class R2	0.25%	0.25%	0.50%	0.50%	626,336
Class R3	—	0.25%	0.25%	0.25%	383,996
Total Distribution and Service Fees					$23,004,522

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2014 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2014, this rebate amounted to $56,029, $1,935, and $2,836 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2014, were as follows:

Amount
Class A	$34,017
Class B	227,389
Class C	82,885

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2014, the fee was $809,133, which equated to 0.0138% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,218,110.

37

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2014 was equivalent to an annual effective rate of 0.0089% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $448 and the Retirement Deferral plan resulted in an expense of $1,762. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $6,492 at October 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. Frank L. Tarantino serves as the ICCO and is an officer of the funds and the sole member of Tarantino LLC. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the service agreement between the funds and Griffin Compliance LLC was terminated. For the year ended October 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $27,966 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse

38

Notes to Financial Statements – continued

the fund for a portion of the payments made by the fund in the amount of $10,194, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. On October 31, 2014, Mr. Tarantino resigned as ICCO and the service agreement between the funds and Tarantino LLC for the services of an ICCO was terminated. Effective November 1, 2014, the funds entered into a service agreement which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO). Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended October 31, 2014, purchases and sales of investments, other than short-term obligations, aggregated $2,894,952,355 and $2,637,165,351, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/14		Year ended 10/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	39,532,488	$885,408,658	34,888,637	$701,129,477
Class B	1,714,616	37,997,145	2,101,282	42,182,911
Class C	11,137,720	248,282,916	9,368,672	188,198,160
Class I	17,523,370	396,811,016	11,481,949	231,275,883
Class R1	205,557	4,569,431	194,537	3,919,092
Class R2	1,872,389	41,999,845	1,259,943	25,254,398
Class R3	2,761,741	61,969,815	2,364,238	47,243,408
Class R4	2,759,787	61,468,057	2,084,641	41,999,518
Class R5	2,488,788	56,424,797	126,256	2,576,702
	79,996,456	$1,794,931,680	63,870,155	$1,283,779,549

39

Notes to Financial Statements – continued

	Year ended 10/31/14		Year ended 10/31/13
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	10,203,200	$216,704,309	3,866,407	$77,197,519
Class B	804,898	16,911,638	264,317	5,231,975
Class C	2,270,910	47,816,546	678,497	13,458,907
Class I	1,509,871	32,453,282	521,104	10,454,484
Class R1	37,174	780,649	12,723	251,152
Class R2	361,839	7,663,604	141,807	2,812,537
Class R3	469,704	10,000,086	358,909	6,969,013
Class R4	382,598	8,171,277	133,934	2,687,393
Class R5	51,496	1,127,534	2,234	45,993
	16,091,690	$341,628,925	5,979,932	$119,108,973

Shares reacquired
Class A	(44,394,708)	$(981,059,960)	(35,002,327)	$(697,958,184)
Class B	(2,321,302)	(51,346,277)	(2,602,174)	(51,881,772)
Class C	(6,394,465)	(141,526,773)	(7,665,645)	(152,500,511)
Class I	(8,008,508)	(177,515,807)	(10,888,155)	(215,750,645)
Class R1	(187,103)	(4,126,085)	(304,874)	(6,011,656)
Class R2	(1,665,365)	(36,750,657)	(2,306,102)	(45,313,765)
Class R3	(1,848,776)	(40,946,387)	(16,084,320)	(328,784,721)
Class R4	(1,915,898)	(42,392,219)	(1,190,207)	(23,987,292)
Class R5	(504,450)	(10,866,100)	(29,628)	(607,810)
	(67,240,575)	$(1,486,530,265)	(76,073,432)	$(1,522,796,356)

Net change
Class A	5,340,980	$121,053,007	3,752,717	$80,368,812
Class B	198,212	3,562,506	(236,575)	(4,466,886)
Class C	7,014,165	154,572,689	2,381,524	49,156,556
Class I	11,024,733	251,748,491	1,114,898	25,979,722
Class R1	55,628	1,223,995	(97,614)	(1,841,412)
Class R2	568,863	12,912,792	(904,352)	(17,246,830)
Class R3	1,382,669	31,023,514	(13,361,173)	(274,572,300)
Class R4	1,226,487	27,247,115	1,028,368	20,699,619
Class R5	2,035,834	46,686,231	98,862	2,014,885
	28,847,571	$650,030,340	(6,223,345)	$(119,907,834)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating

40

Notes to Financial Statements – continued

funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2014, the fund’s commitment fee and interest expense were $21,495 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	115,909,948	1,280,930,403	(1,155,743,380)	241,096,971

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$138,910	$241,096,971

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Fund (the Fund) (one of the series constituting MFS Series Trust VI) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund (one of the series constituting MFS Series Trust VI) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 18, 2014

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK(investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 59)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 58)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 41)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 64)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Frank L. Tarantino (age 70)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

46

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Claud Davis Maura Shaughnessy

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2014 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2013 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

48

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2013, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2013 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion. The Trustees concluded that the breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other

50

Board Review of Investment Advisory Agreement – continued

factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2014.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $149,864,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 39.33% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

52

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2014 and 2013, audit fees billed to each Fund by E&Y were as follows:

	Audit Fees
	2014	2013
Fees billed by E&Y:
MFS Global Equity Fund	47,853	47,295
MFS Global Total Return Fund	55,820	55,168
MFS Utilities Fund	43,772	43,262

Total	147,445	145,725

For the fiscal years ended October 31, 2014 and 2013, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS Global Equity Fund	3,750	0	9,132	9,068	0	0
To MFS Global Total Return Fund	3,750	0	10,398	10,319	0	0
To MFS Utilities Fund	3,750	0	8,413	8,358	0	0
Total fees billed by E&Y To above Funds	11,250	0	27,943	27,745	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Global Total Return Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Utilities Fund*	0	0	0	0	0	0

	Aggregate fees for non-audit services:
	2014	2013
Fees billed by E&Y:
To MFS Global Equity Fund, MFS and MFS Related Entities#	87,882	67,068
To MFS Global Total Return Fund, MFS and MFS Related Entities#	89,148	68,319
To MFS Utilities Fund, MFS and MFS Related Entities#	87,163	66,358

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 18, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 18, 2014

*	Print name and title of each signing officer under his or her signature.